SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED MAY 16, 2005

$980,000,000 (Approximate)

SAXON ASSET SECURITIES TRUST 2005-2

MORTGAGE LOAN ASSET BACKED NOTES, SERIES 2005-2

SAXON ASSET SECURITIES COMPANY

Depositor

SAXON FUNDING MANAGEMENT, INC.

Seller and Master Servicer

SAXON MORTGAGE SERVICES, INC.

Servicer

May 16, 2005

Saxon Asset Securities Trust

Mortgage Loan Asset Backed Notes, Series 2005-2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Notes.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Preliminary Term Sheet

         Date Prepared: May 16, 2005

$980,000,000 (Approximate)

Saxon Asset Securities Trust 2005-2

Subject to a +/- 10% Variance

Class(1, 3, 4)	Principal Amount ($) (1)	Note Type	Loan Group	Expected Rating (Moody’s/S&P /Fitch)	WAL (Yrs) Call/Mat (2) (3)	Prin Window (Mths) to Call/Mat (2) (3)	Assumed Final Payment Date(5)
A-1A(6)	305,720,000	SEN-FLT	I	Aaa/AAA/AAA	2.03 / 2.22	1 - 73 / 1 - 169	September 2035
A-1B(6)	76,430,000	SEN-FLT	I	Aaa/AAA/AAA	2.03 / 2.22	1 - 73 / 1 - 169	September 2035
A-2A	220,760,000	SEN-FLT	II	Aaa/AAA/AAA	1.05 / 1.05	1 - 23 / 1 - 23	May 2027
A-2B	39,660,000	SEN-FLT	II	Aaa/AAA/AAA	2.00 / 2.00	23 - 26 / 23 - 26	November 2028
A-2C	104,410,000	SEN-FLT	II	Aaa/AAA/AAA	3.15 / 3.16	26 - 73 / 26 - 77	July 2034
A-2D	20,360,000	SEN-FLT	II	Aaa/AAA/AAA	6.05 / 8.54	73 - 73 / 77 - 155	September 2035
M-1	53,900,000	MEZ-FLT	I & II	Aa1/AA+/AA+	4.73 / 5.18	47 - 73 / 47 - 144	September 2035
M-2	45,080,000	MEZ-FLT	I & II	Aa2/AA/AA	4.46 / 4.90	43 - 73 / 43 - 136	September 2035
M-3	15,680,000	MEZ-FLT	I & II	Aa3/AA-/AA	4.37 / 4.78	42 - 73 / 42 - 126	September 2035
M-4	31,850,000	MEZ-FLT	I & II	A1/A+/A+	4.31 / 4.70	40 - 73 / 40 - 122	September 2035
M-5	15,190,000	MEZ-FLT	I & II	A2/A/A	4.27 / 4.62	39 - 73 / 39 - 112	September 2035
M-6	11,270,000	MEZ-FLT	I & II	A3/A-/A	4.25 / 4.57	39 - 73 / 39 - 105	September 2035
B-1	20,090,000	SUB-FLT	I & II	Baa1/BBB+/BBB+	4.22 / 4.47	38 - 73 / 38 - 100	September 2035
B-2	9,800,000	SUB-FLT	I & II	Baa2/BBB/BBB	4.22 / 4.34	37 - 73 / 37 - 86	September 2035
B-3	9,800,000	SUB-FLT	I & II	Baa3/BBB-/BBB-	4.14 / 4.16	37 - 73 / 37 - 77	September 2035
Total:	980,000,000

(1)

Subject to this footnote (1), class sizes are subject to a permitted variance in the aggregate of +/-10%.  Class sizes are also subject to change based upon the final pool and rating agency evaluation of subordination and overcollateralization levels and excess spread.

(2)

See “Pricing Prepayment Speed” herein.

(3)

The Notes are subject to a 10% Clean-up Call (as described herein). After the first payment date on which the Clean-up Call is exercisable, the margin on the Class A-1A, Class A-1B,  Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes will double and the margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes will increase by 1.5 times.

(4)

All Offered Securities are subject to the Fixed Rate Cap and the Available Funds Cap Rate (each as described herein).

(5)

Estimated assumed final payment dates, subject to final collateral.

(6)

Not to be offered.

Summary of Terms

Issuer:	Saxon Asset Securities Trust 2005-2, a Delaware statutory trust

Seller and Master Servicer:	Saxon Funding Management, Inc.

Depositor:	Saxon Asset Securities Company

Servicer:	Saxon Mortgage Services, Inc.

Indenture Trustee and Trust Administrator:	Deutsche Bank Trust Company Americas

Owner Trustee:	Wilmington Trust Company

Lead Underwriter:	Credit Suisse First Boston LLC

Co-Underwriters:	Bank of America Securities LLC, Greenwich Capital Markets, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated

Notes:

The Class A-1A, Class A-1B (the “Group I Senior Notes”), Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes (the “Group II Senior Notes”) are collectively referred to herein as the “Senior Notes” or the “Class A Notes”.  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Notes are collectively referred to as the “Subordinate Notes”.  The Senior Notes and the Subordinate Notes are the subject of this Preliminary Term Sheet and are collectively referred to herein as the “Offered Securities” or the “Notes”.  The Issuer will also issue ownership certificates, which are not a subject of this Preliminary Term Sheet.

Rating Agencies:	Moody's Investor Services, Inc. ("Moody's"), Standard and Poor's Ratings Services ("S&P"), a division of The McGraw-Hill Companies, Inc. and Fitch Ratings ("Fitch")

Registration:	The Offered Securities will be available in book-entry form through DTC and upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-Off Date:	The close of business on May 1, 2005 for the loans to be sold to the Issuer on the Closing Date.

Expected Pricing Date:	On or about the week of May 16, 2005.

Expected Closing Date:	On or about June 7, 2005.

Statistical Cut-Off Date:	May 1, 2005

Payment Dates:

Payment of principal and interest on the Offered Securities will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in June 2005.

Interest Accrual:	The price to be paid by investors for the Offered Securities will not include accrued interest (settling flat).

Interest Accrual Period:

The "Interest Accrual Period" for the Offered Securities with respect to any Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

Record Date:	With respect to the Offered Securities, the business day immediately preceding the Payment Date.

Federal Tax Status:

The Notes are anticipated to be debt for Federal income tax purposes, and an opinion will be delivered to that effect from counsel acceptable to the underwriters.

The trust will be classified as a taxable mortgage pool.  The trust will not, however, be subject to federal income tax as a corporation as long as the ownership certificate is owned exclusively by a “real estate investment trust” or by a “qualified REIT subsidiary.”  Saxon Securities and Certificates, Inc., the initial holder of the ownership certificate, will represent that it qualifies as a “qualified REIT subsidiary” and that it will own the ownership certificate directly, or indirectly through a “qualified REIT subsidiary.”

ERISA Eligibility:	The Offered Securities are expected to be ERISA eligible.

SMMEA Eligibility:	The Senior Notes and the Class M-1, Class M-2 and Class M-3 Notes are expected to be SMMEA eligible.

Optional Termination:

On the first Payment Date on which the aggregate principal balance of the Mortgage Loans is less than or equal to 20% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date, the Master Servicer will, unless the Master Servicer exercises its right to object to the date of the auction and causes it to be delayed in accordance with the Sale and Servicing Agreement, begin to solicit bids for the purchase of the Mortgage Loans and other property remaining in the trust.  The trust must sell the assets of the trust estate to the highest bidder so long as certain criteria described in the prospectus supplement are met. The terms of the transaction allow for a clean-up call of the Mortgage Loans and the redemption of the Offered Securities (the "Clean-up Call"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

Pricing Prepayment Speed:	The Offered Securities were priced based on the following collateral prepayment assumptions:

100% PPC for the Fixed Rate Mortgage Loans (100% PPC for the Fixed Rate Mortgage Loans is equal to 2.2% CPR to 22% CPR over 10 months)

100% PPC for the Adjustable Rate Mortgage Loans (100% PPC for the Adjustable Rate Mortgage Loans assumes 8% CPR in the first month of the life of the Mortgage Loan and an additional 2% each month until reaching 30% CPR in month 12 and remaining constant at 30% CPR through month 22, remaining constant at 55% CPR for months 23 through 27 and then remaining constant at 35% CPR for month 28 and thereafter.)

Initial Mortgage Loans:

As of the Statistical Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $644,344,433, consisting of approximately (i) $320,898,644 of fixed and adjustable rate conforming balance Mortgage Loans (the “Initial Group I Mortgage Loans”) and (ii) approximately $323,445,789 of fixed and adjustable rate conforming balance and non-conforming balance Mortgage Loans (the “Initial Group II Mortgage Loans”).  The Initial Group I Mortgage Loans and Initial Group II Mortgage Loans are collectively referred to herein as the “Initial Mortgage Loans.”  See the attached collateral descriptions for additional information on the Initial Mortgage Loans.

Additional Mortgage Loans:

On the Closing Date, in addition to the Initial Mortgage Loans, approximately $90,655,567 of additional loans will be added to the trust, consisting of approximately (i) $45,148,599 of additional conforming balance Mortgage Loans (the “Additional Group I Mortgage Loans”) and (ii) approximately $45,506,968 of additional conforming balance and non-conforming balance Mortgage Loans (the “Additional Group II Mortgage Loans”).  The Additional Group I Mortgage Loans and Additional Group II Mortgage Loans are collectively referred to herein as the “Additional Mortgage Loans.”  On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Closing Date Mortgage Loans.”

Subsequent Mortgage Loans:

After the Closing Date, in addition to the Closing Date Mortgage Loans, approximately $245,000,000 of subsequent loans will be added to the trust, consisting of approximately (i) $122,015,748 of conforming balance Mortgage Loans (the “Subsequent Group I Mortgage Loans”) and (ii) approximately $122,984,252 of conforming balance and non-conforming balance Mortgage Loans (the “Subsequent Group II Mortgage Loans”).  The Subsequent Group I Mortgage Loans and the Subsequent Group II Mortgage Loans are collectively referred to herein as the “Subsequent Mortgage Loans.”

Pre-Funding Account:

On the Closing Date, a deposit of approximately $245,000,000 (the "Pre-Funding Amount") will be made to an account (the "Pre-Funding Account").  Approximately $122,015,748 will be used to purchase Subsequent Group I Mortgage Loans and $122,984,252 will be used to purchase Subsequent Group II Mortgage Loans.  On or prior to September 24, 2005 (the "Pre-Funding Period"), the Pre-Funding Amount will be used to purchase Subsequent Mortgage Loans having similar characteristics as the Initial Mortgage Loans.

Repurchase or Substitute of Mortgage Loans:

The Seller shall have the option, at any time to purchase any Delinquent Mortgage Loan or substitute an Eligible Substitute Mortgage Loan for any Delinquent Mortgage Loan as defined in the Sale and Servicing Agreement.

Total Deal Size:	Approximately $980,000,000.

Servicing Fee:

The "Servicing Fee" applicable to each Mortgage Loan, and with respect to each Payment Date, equals the scheduled principal balance of the Mortgage Loan, on the first day of the month preceding such Payment Date, multiplied by one-twelfth of approximately 0.25% per annum, subject to increase if Saxon Mortgage Services, Inc. or an affiliate thereof is no longer the Servicer as described under "Retained Interest" below.

Retained Interest:

So long as Saxon Mortgage Services, Inc. or an affiliate thereof is the Servicer, the Seller will retain an interest in each Mortgage Loan, payable to the Seller on each Payment Date (the "Retained Interest"), equal to the scheduled principal balance of the Mortgage Loan, on the first day of the month of such Payment Date, multiplied by one-twelfth of: (i) approximately 0.05% per annum for the first ten Payment Dates following the Closing Date, (ii) approximately 0.15% per annum for the eleventh through thirtieth Payment Dates, inclusive, following the Closing Date, (iii) approximately 0.40% per annum for the thirty-first through forty-eighth Payment Dates, inclusive, following the Closing Date and (iv) approximately 0.55% per annum for the forty-ninth Payment Date following the Closing Date and each Payment Date thereafter.  If, at any time prior to the thirty-first Payment Date following the Closing Date, Saxon Mortgage Services, Inc. or an affiliate thereof ceases to be the Servicer, the Retained Interest will not be payable to the Seller on any subsequent Payment Date and the amount of the Retained Interest will be added to the Servicing Fee for such Payment Dates.  If, at any time on or after the thirty-first Payment Date following the Closing Date, Saxon Mortgage Services, Inc. or an affiliate thereof ceases to be the Servicer, a portion of the Retained Interest equal to 0.25% per annum on the scheduled principal balance of each Mortgage Loan will not be payable to the Seller on each succeeding Payment Date and such amount will be added to the Servicing Fee for such Payment Dates.

Master Servicing Fee:

The "Master Servicing Fee" applicable to each Mortgage Loan, and with respect to each Payment Date, equals the scheduled principal balance of the mortgage loan, on the first day of the Due Period with respect to such Payment Date, multiplied by one-twelfth of approximately 0.05% per annum.

Interest Rate:	The “Interest Rate” for any Payment Date for each Class of Notes will be equal to the lesser of (i) the Formula Rate and (ii) the Available Funds Cap Rate.

Formula Rate:	The “Formula Rate” with respect to each Class of Notes will be equal to the lesser of (i) One-Month LIBOR plus the respective margin for such Class and (ii) the Fixed Rate Cap.

Fixed Rate Cap:	As to any Payment Date, a per annum rate equal to 11.50% for each Class of Notes.

Available Funds Cap Rate:

As to any Payment Date, a per annum rate equal to (i) the quotient of (a) the sum of the interest funds for the Mortgage Loans net of the Servicing Fee, the Master Servicing Fee, Retained Interest, fees related to the MGIC PMI Policy and any amounts reimbursable to the Servicer, Master Servicer, or Indenture Trustee divided by (b) the aggregate principal amount of the Notes as of the beginning of the related Interest Accrual Period, multiplied by (ii) 360 divided by the actual number of days in the related Interest Accrual Period.

Yield Maintenance Agreements:

On the Closing Date, the Issuer will enter into separate yield maintenance agreements (each a “Yield Maintenance Agreement”) with respect to the Group I Senior Notes, the Group II Senior Notes and the Subordinate Notes,  to make payments in respect of any Available Funds Shortfall Amount with respect to the Group I Senior Notes, the Group II Senior Notes or the Subordinate Notes (as applicable) as described herein.  The proceeds of each Yield Maintenance Agreement will not be available to pay Available Funds Shortfall Amounts with respect to any class of notes other than the classes to which it directly relates.

The notional balance (each a “Yield Maintenance Notional Balance”) of each Yield Maintenance Agreement on a Payment Date will be based upon the amount set forth in the relevant Yield Maintenance Agreement Schedule attached hereto.  The strike price each month on each Yield Maintenance Agreement will be approximately equal to the strike prices shown in the applicable Yield Maintenance Agreement Schedule, but not greater than [9.78]% in the case of the Yield Maintenance Agreement relating to the Group I Senior Notes, [8.86]% in the case of the Yield Maintenance Agreement relating to the Group II Senior Notes and [8.33]% in the case of the Yield Maintenance Agreement relating to the Subordinate Notes.  Payments under each Yield Maintenance Agreement will commence on the Payment Date in [July] 2005 and terminate after the Payment Date in [September] 2007 with the exception of the Yield Maintenance Agreement relating to the Group I Senior Notes which will terminate after the Payment Date in [June] 2008.

Credit Enhancements:	Consists of the following: 1. Net Monthly Excess Cashflow; 2. Pledged Prepayment Penalty Cashflow; 3. Primary Mortgage Insurance; 4. Overcollateralization Amount; and 5. Subordination.

Net Monthly Excess Cashflow:

The "Net Monthly Excess Cashflow" for any Payment Date is equal to the sum of (a) any Overcollateralization Release Amount and (b) the excess of (i) the Available Funds for such Payment Date over (ii) the sum for such Payment Date of (A) the Monthly Interest Payment Amounts for the Offered Securities and (B) the Principal Funds.

Pledged Prepayment Penalty Cashflow:	The interest collections from the Mortgage Loans will be supplemented by 60% of the maximum contractual prepayment penalty cashflow owed and not waived by the Servicer on any Mortgage Loans.

Payments of Pledged Prepayment Penalty Cashflow:	Any Pledged Prepayment Penalty Cashflow will be payable in the same manner as Net Monthly Excess Cashflow.

Overcollateralization Amount:

The "Overcollateralization Amount" is equal to the excess of (a) the aggregate principal balance of the Mortgage Loans and (b) any amounts remaining on deposit in the Pre-Funding Account, over the sum of the aggregate principal amount of the Offered Securities.  To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Net Monthly Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.  The Overcollateralization Amount will start building after the third Payment Date (“OC Holiday”).

Overcollateralization Target Amount:

Prior to the Stepdown Date, the "Overcollateralization Target Amount" will be equal to [1.90]% multiplied by the sum of (a) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (b) the amount on deposit in the Pre-Funding Account on the Closing Date.  On and after the Stepdown Date, (assuming a Trigger Event is not in effect) the Overcollateralization Target Amount will be equal to the greater of (a) the lesser of (i) [1.90]% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and the amount on deposit in the Pre-Funding Account on the Closing Date and (ii) [3.80]% of the aggregate current principal balance of the Mortgage Loans as of the last day of the related Due Period and (b) 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and the amount on deposit in the Pre-Funding Account on the Closing Date.

Overcollateralization Deficiency Amount:

An "Overcollateralization Deficiency Amount" with respect to any Payment Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralization Amount on such Payment Date (after giving effect to payments in respect of the Basic Principal Payment Amount on such Payment Date).

Overcollateralization Release Amount:

The "Overcollateralization Release Amount" means, with respect to any Payment Date, the lesser of (a) the aggregate Principal Funds for such Payment Date and (b) the excess, if any, of (i) the Overcollateralization Amount for such Payment Date (assuming that 100% of the aggregate Principal Funds is applied as a principal payment on such Payment Date) over (ii) the Overcollateralization Target Amount for such Payment Date.

Stepdown Date:

The earlier to occur of (a) the Payment Date on which the Note Principal Balances of the Senior Notes have been reduced to zero and (b) the later to occur of (i) the Payment Date in June 2008 and (ii) the first Payment Date on which the aggregate principal amount of the Senior Notes (after taking into account payments of principal on such Payment Date) is less than or equal to 52.80% of the aggregate principal balance of the Mortgage Loans.

Credit Enhancement Percentage:

The "Credit Enhancement Percentage" for a Payment Date is equal to (a) the aggregate principal amount of the Subordinate Notes and the Overcollateralization Amount divided by (b) the aggregate principal balance of the Mortgage Loans.

Primary Mortgage Insurance Policy:

A loan level primary mortgage insurance policy (the “MGIC PMI Policy”) will be acquired from Mortgage Guaranty Insurance Corporation (“MGIC”) on or prior to the Closing Date.  Approximately [7.76]% of the Initial Group I Mortgage Loans and approximately [6.75]% of the Initial Group II Mortgage Loans, each of which have original loan-to-value ratios in excess of 80% will be covered by the MGIC PMI Policy.

For certain limited documentation or stated documentation Mortgage Loans with original loan-to-value ratios greater than or equal to 80%, the MGIC PMI Policy covers a portion of the loss on the related Mortgage Loans to a level where the uninsured exposure of the Mortgage Loans is reduced to an amount equal to approximately 80% of the original loan-to-value ratio of such Mortgage Loan.  For certain full documentation Mortgage Loans with original loan-to-value ratios greater than or equal to 90%, the MGIC PMI Policy covers a portion of the loss on the related Mortgage Loans to a level where the uninsured exposure of the Mortgage Loan is reduced to an amount equal to approximately 90% of the original loan-to-value ratio of such Mortgage Loan.

Trigger Event:

A "Trigger Event," on any Payment Date after the Stepdown Date, is in effect for the Offered Securities if the 60+ day delinquency percentage (including loans in bankruptcy, foreclosure, or REO) is greater than [36.00]% of the Credit Enhancement Percentage or, if on any Payment Date, the cumulative losses as a percentage of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts on deposit in the Pre-Funding Account on the Closing Date, for the related Payment Dates, is greater than:

Payment Date	Cumulative Loss %
Months 37-48	[2.75]% in the first month plus an additional 1/12th of [1.50]% for every month thereafter
Months 49-60	[4.25]% in the first month plus an additional 1/12th of [1.25]% for every month thereafter
Months 61-72	[5.50]% in the first month plus an additional 1/12th of [0.50]% for every month thereafter
Months 73 and thereafter	[6.00]%

Sequential Trigger Event:

A Sequential Trigger Event is in effect on any Payment Date if, before the 37th Payment Date, the aggregate amount of cumulative losses incurred since the Cut-off Date through the last day of the related Due Period (reduced by subsequent recoveries received through the last day of such Due Period) divided by the sum of the aggregate principal balances of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts on deposit in the Pre-Funding Account on the Closing Date exceeds [2.75]%, or if on or after the 37th Payment Date, a Trigger Event is in effect.

Class Sizes:

Initial Class Sizes		Target Credit Enhancement After Stepdown Date
Rating (M/S/F)	Percent	Rating (M/S/F)	Percent
Aaa/AAA/AAA	78.30%	Aaa/AAA/AAA	47.20%
Aa1/AA+/AA+	5.50%	Aa1/AA+/AA+	36.20%
Aa2/AA/AA	4.60%	Aa2/AA/AA	27.00%
Aa3/AA-/AA	1.60%	Aa3/AA-/AA	23.80%
A1/A+/A+	3.25%	A1/A+/A+	17.30%
A2/A/A	1.55%	A2/A/A	14.20%
A3/A-/A	1.15%	A3/A-/A	11.90%
Baa1/BBB+/BBB+	2.05%	Baa1/BBB+/BBB+	7.80%
Baa2/BBB/BBB	1.00%	Baa2/BBB/BBB	5.80%
Baa3/BBB-/BBB-	1.00%	Baa3/BBB-/BBB-	3.80%

Available Funds:

Payments to holders of each class of Offered Securities will be made on each Payment Date from “Available Funds.”  With respect to any Payment Date, Available Funds will be deposited in the payment account, and will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable to the Master Servicer, the Servicer, or the Indenture Trustee: (a) the aggregate amount of monthly payments on the Mortgage Loans due on the related Due Date and received by the Servicer by the remittance date after deduction of the Master Servicing Fee, Servicing Fee, any PMI MGIC insurance premiums and Retained Interest for such Payment Date, any accrued and unpaid Servicing Fees, Master Servicing Fees and Retained Interest in respect of any prior Payment Dates, (b) certain unscheduled payments in respect of the Mortgage Loans, including prepayments, insurance proceeds, net liquidation proceeds and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related Prepayment Period, including prepayment penalty charges, (c) payments from the Master Servicer and the Servicer in connection with advances and prepayment interest shortfalls for such Payment Date and (d) on the Payment Date on which the Issuer is to be terminated in accordance with the indenture, that portion of the termination price constituting principal.

Interest Payments:

On each Payment Date, the Indenture Trustee shall withdraw from the payment account for each related group’s Available Funds for such Payment Date consisting of the available interest amount for such Payment Date and distribute it in the following order of priority:

(i)

Concurrently, pro rata to the holders of the Class A Notes, the related Monthly Interest Payment Amount for each class for such Payment Date;

(ii)

To the holders of the Class M-1 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(iii)

To the holders of the Class M-2 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(iv)

To the holders of the Class M-3 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(v)

To the holders of the Class M-4 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(vi)

To the holders of the Class M-5 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(vii)

To the holders of the Class M-6 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(viii)

To the holders of the Class B-1 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(ix)

To the holders of the Class B-2 Notes, the Monthly Interest Payment Amount for such class for such Payment Date;

(x)

To the holders of the Class B-3 Notes, the Monthly Interest Payment Amount for such class for such Payment Date; and

(xi)

Any remainder will be treated as Net Monthly Excess Cashflow.

On any Payment Date, any interest reductions resulting from the application of (a) the Relief Act and (b) any prepayment interest shortfalls to the extent not covered by compensating interest paid by the Servicer (collectively “Uncompensated Shortfalls”) will result in less interest being available to make payments on the Offered Securities.

Principal Payments:

On each Payment Date, the Principal Payment Amount is paid as follows:

(i)

Class A Principal Payment Amount is distributed as follows:

(A)

(i)

Amounts constituting the Principal Payment Amount attributable to Group I Mortgage Loans to the Class A-1A Notes and Class A-1B Notes pro rata until the class principal balance of each such class has been reduced to zero, or if in the instance of a Sequential Trigger Event, to the Class A-1A Notes and Class A-1B Notes sequentially until the class principal balances thereof have been reduced to zero; and

(ii)

Amounts constituting the Principal Payment Amount attributable to Group II Mortgage Loans to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, sequentially, until the class principal balances thereof have been reduced to zero;

(B)

If the class principal balance of any of the Group I or Group II Senior Notes is reduced to zero, any remaining amount of principal payments for such group will be paid to the remaining group, after taking into account payments pursuant to clause (A) above, until the class principal balance of each group’s Class A Notes has been reduced to zero;

(i)

To the Class M-1 Notes, the Class M-1 Principal Payment Amount;

(ii)

To the Class M-2 Notes, the Class M-2 Principal Payment Amount;

(iii)

To the Class M-3 Notes, the Class M-3 Principal Payment Amount;

(iv)

To the Class M-4 Notes, the Class M-4 Principal Payment Amount;

(v)

To the Class M-5 Notes, the Class M-5 Principal Payment Amount;

(vi)

To the Class M-6 Notes, the Class M-6 Principal Payment Amount;

(vii)

To the Class B-1 Notes, the Class B-1 Principal Payment Amount;

(viii)

To the Class B-2 Notes, the Class B-2 Principal Payment Amount;

(ix)

To the Class B-3 Notes, the Class B-3 Principal Payment Amount for that class; and

(x)

Any remainder will be treated as Net Monthly Excess Cashflow.

Notwithstanding the priority described above, prior to the Stepdown Date and on any Payment Date on which a Trigger Event exists, Principal Funds will generally be applied to the most senior class of Notes, as more fully described in the prospectus supplement.

Net Monthly Excess Cash Flow and Pledged Prepayment Penalty Cashflow:

With respect to any Payment Date, any Net Monthly Excess Cashflow, Pledged Prepayment Penalty Cashflow and with respect to priority (iv) (in the case of the Group I Senior Notes and the Group II Senior Notes, the related Yield Maintenance Agreement) and priorities (v) through (xiii) below (in the case of the Subordinate Notes), from amounts received under the relevant Yield Maintenance Agreement, shall be paid as follows:

(i)

On the first three Payment Dates, to the Senior Notes, pro rata, in respect of any Available Funds Shortfalls with respect to such notes;

(ii)

On the first three payment dates, to the Subordinate Notes, in the same order of priority as the payments of interest funds set forth above  in “Interest Payments,” in respect of any Available Funds Shortfalls with respect to such notes;

(iii)

To pay the Extra Principal Payment Amount on the Notes;

(iv)

Concurrently, to the holders of the Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, any Available Funds Shortfall Amounts;

(v)

To the holders of the Class M-1 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(vi)

To the holders of the Class M-2 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(vii)

To the holders of the Class M-3 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(viii)

To the holders of the Class M-4 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(ix)

To the holders of the Class M-5 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(x)

To the holders of the Class M-6 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(xi)

To the holders of the Class B-1 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(xii)

To the holders of the Class B-2 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes;

(xiii)

To the holders of the Class B-3 Notes, in an amount equal to the Available Funds Shortfall Amount allocable to such Notes; and

(xiv)

To the holder of the ownership interest in the Issuer.

Monthly Interest Payment Amount:

The "Monthly Interest Payment Amount" for any Payment Date and each class of Offered Securities equals the amount of interest accrued during the related Interest Accrual Period at the related Interest Rate on the note principal amount of such class immediately prior to such Payment Date.

Available Funds Shortfall Amount:

The "Available Funds Shortfall Amount" for any class of Notes and Payment Date equals (a) the excess of the amount that would have been the Monthly Interest Payment Amount for such class of Notes had the Interest Rate for such class of Notes been determined without regard to the Available Funds Cap Rate over the actual Monthly Interest Payment Amount paid for such Payment Date; (b) the excess described in clause (a) for any preceding Payment Date that remains unpaid, and (c) interest on the amount described in clause (b) at the applicable Interest Rate determined for this purpose without regard to the Available Funds Cap Rate.

Principal Funds:

"Principal Funds" means with respect any Payment Date, the sum of (a) all scheduled payments of principal collected or advanced on the Mortgage Loans by the Servicer that were due during the related Due Period, (b) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the Servicer or Master Servicer as applicable during such Prepayment Period, (c) the principal portion of all net liquidation proceeds and insurance proceeds received during such Prepayment Period, (d) that portion of the purchase price, representing principal of any repurchased mortgage, deposited to the collection account during such Prepayment Period and (e) the principal portion of any related substitution adjustments deposited in the collection account during such Prepayment Period.

Principal Payment Amount:	The "Principal Payment Amount" means for any Payment Date the sum of the Basic Principal Payment Amount and the Extra Principal Payment Amount.

Basic Principal Payment Amount:

The "Basic Principal Payment Amount" means for any Payment Date the excess of (a) the Principal Funds for such Payment Date over (b) the Overcollateralization Release Amount, if any, for such Payment Date.

Extra Principal Payment Amount:

The "Extra Principal Payment Amount" with respect to any Payment Date is the lesser of (a) the Net Monthly Excess Cashflow for such Payment Date and (b) the Overcollateralization Deficiency Amount for such Payment Date.

Class A Principal Payment Amount:

With respect to any Payment Date prior to the Stepdown Date or as to which a Trigger Event exists, 100% of the Principal Payment Amount.  With respect to any Payment Date on or after the Stepdown Date and as to which a Trigger Event is not in effect, the excess of the Class A Note Principal Amount immediately prior to the Payment Date over the lesser of (i) 52.80% of the scheduled principal balances of the mortgage loans as of the last day of the related Due Period and (ii) the scheduled principal balances of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Principal payments on the Group I Senior Notes will be allocated pro rata, with the exception that if a Sequential Trigger Event is in effect, principal payments will be allocated sequentially, to the Class A-1A and Class A-1B Notes, in that order, until the note principal amounts thereof have been reduced to zero.

Principal payments on the Group II Senior Notes will be allocated sequentially, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Notes, in that order, until the note principal amounts thereof have been reduced to zero.

Class M-1 Principal Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date) and the Class M-1 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 63.80% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-2 Principal Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), and the Class M-2 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 73.00% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-3 Principal Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), and the Class M-3 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 76.20% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-4 Principal Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), the Class M-3 Note Principal Amount (after giving effect to payments on that date), and the Class M-4 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 82.70% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-5 Principal Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), the Class M-3 Note Principal Amount (after giving effect to payments on that date), the Class M-4 Note Principal Amount (after giving effect to payments on that date), and the Class M-5 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 85.80% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class M-6 Principal Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), the Class M-3 Note Principal Amount (after giving effect to payments on that date), the Class M-4 Note Principal Amount (after giving effect to payments on that date), the Class M-5 Note Principal Amount (after giving effect to payments on that date), and the Class M-6 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 88.10% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class B-1 Principal Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), the Class M-3 Note Principal Amount (after giving effect to payments on that date), the Class M-4 Note Principal Amount (after giving effect to payments on that date), the Class M-5 Note Principal Amount (after giving effect to payments on that date), the Class M-6 Note Principal Amount (after giving effect to payments on that date), and the Class B-1 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 92.20% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class B-2 Principal Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), the Class M-3 Note Principal Amount (after giving effect to payments on that date), the Class M-4 Note Principal Amount (after giving effect to payments on that date), the Class M-5 Note Principal Amount (after giving effect to payments on that date), the Class M-6 Note Principal Amount (after giving effect to payments on that date), the Class B-1 Note Principal Amount (after giving effect to payments on that date), and the Class B-2 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 94.20% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Class B-3 Principal Payment Amount:

With respect to any Payment Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, is the excess of the sum of the Class A Note Principal Amount (after giving effect to payments on that date), the Class M-1 Note Principal Amount (after giving effect to payments on that date), the Class M-2 Note Principal Amount (after giving effect to payments on that date), the Class M-3 Note Principal Amount (after giving effect to payments on that date), the Class M-4 Note Principal Amount (after giving effect to payments on that date), the Class M-5 Note Principal Amount (after giving effect to payments on that date), the Class M-6 Note Principal Amount (after giving effect to payments on that date), the Class B-1 Note Principal Amount (after giving effect to payments on that date), the Class B-2 Note Principal Amount (after giving effect to payments on that date), and the Class B-3 Note Principal Amount immediately prior to the Payment Date over the lesser of (a) 96.20% of the scheduled principal balance of the mortgage loans as of the last day of the related Due Period and (b) the scheduled principal balance of the mortgage loans as of the last day of the related Due Period less 0.50% of the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and any amounts remaining on deposit in the Pre-Funding Account on the Closing Date.

Realized Losses:

“Realized Loss” means, with respect to any defaulted Mortgage Loan that is liquidated (other than a Non-Recoverable Mortgage Loan), the amount of loss realized equal to the portion of the Principal Balance remaining unpaid after application of all liquidation proceeds and insurance proceeds net of amounts reimbursable to the Servicer and the Master Servicer for related Advances, Servicing Advances and Servicing Fees in respect of such Mortgage Loan.  All Realized Losses on the Mortgage Loans will be allocated on each Payment Date, first to the Net Monthly Excess Cashflow and second in reduction of the Overcollateralization Amount.  Realized Losses will not result in any reduction of the Note Principal Balance of any class of Notes.  It is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A Notes all interest and principal amounts to which such Notes are then entitled and it is likely that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Subordinate Notes all interest and principal amounts to which such Notes are entitled.

Non-Recoverable Mortgage Loan:

A “Non-Recoverable Mortgage Loan” is any defaulted mortgage loan as to which the servicer has determined that the expenses associated with the liquidation and foreclosure thereof will exceed the proceeds.

Due Period:

A “Due Period” with respect to any Payment Date is the period commencing on the second day of the month preceding the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

Prepayment Period:

The “Prepayment Period” for any Payment Date is the period beginning on the 18th day of the month (or, if the prior Prepayment Period ended on an earlier day, that earlier day) immediately preceding the month in which the Payment Date occurs (or in the case of the first Payment Date, the Cut-off Date) and ending on the determination date of the month in which such Payment Date occurs.

Delinquent Mortgage Loan:	Any Mortgage Loan that is 60 Day Delinquent, including in foreclosure, bankruptcy or REO.

Aggregate Collateral Summary

Initial Mortgage Loans

As of the Statistical Cut-off Date

Total Outstanding Balance	$644,344,433.34
Number of Loans	3,617

	Average	Minimum	Maximum
Original Loan Amount	$178,303.26	$17,600.00	$1,500,000.00
Outstanding Principal Balance	$178,143.33	$11,328.41	$1,500,000.00

	Weighted Average	Minimum	Maximum
Mortgage Rate	7.252%	4.800%	13.750%
Gross Margin	5.903%	2.750%	9.550%
Initial Periodic Rate Cap	2.928%	1.000%	3.000%
Periodic Rate Cap	1.020%	1.000%	2.000%
Life Floor	6.354%	2.750%	12.500%
Life Cap	13.251%	10.800%	19.500%
Months to Roll	24	1	60

Original LTV	77.75%	13.66%	100.00%
Credit Score	605	453	796
Original Term	356	60	360
Remaining Term	354	37	360
Seasoning	1	0	91

Top Property State Concentrations	CA(24.18%),MD(11.75%),FL(10.36%),VA(8.60%),NY(3.63%)
Maximum Zip Code Concentration	20772(0.46%)

		Earliest	Latest
First Payment Date		November 1, 1997	July 1, 2005
Maturity Date		June 1, 2008	June 1, 2035
First Lien	100.00%
Second Lien	0.00%

Current Scheduled Principal Balance of the Aggregate Mortgage Loans

Remaining Scheduled Principal Balances of the Mortgage Loans	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
$0.01 to $50,000.00	91	$3,941,389.20	0.61%	8.811%	598	$43,311.97	65.61%
$50,000.01 to $100,000.00	891	67,780,011.12	10.52	7.844	592	76,071.84	76.43
$100,000.01 to $150,000.00	882	109,905,747.99	17.06	7.514	595	124,609.69	78.18
$150,000.01 to $200,000.00	615	106,769,958.02	16.57	7.220	605	173,609.69	78.47
$200,000.01 to $250,000.00	399	89,423,540.06	13.88	7.159	600	224,119.15	77.53
$250,000.01 to $300,000.00	274	74,843,277.21	11.62	6.968	611	273,150.65	80.03
$300,000.01 to $350,000.00	179	58,009,513.37	9.00	6.978	612	324,075.49	78.35
$350,000.01 to $400,000.00	111	41,124,733.87	6.38	6.917	627	370,493.10	81.62
$400,000.01 to $450,000.00	64	27,338,742.91	4.24	6.907	622	427,167.86	78.19
$450,000.01 to $500,000.00	48	23,052,828.32	3.58	6.931	625	480,267.26	78.91
$500,000.01 to $550,000.00	20	10,532,656.85	1.63	7.190	616	526,632.84	74.73
$550,000.01 to $600,000.00	20	11,548,821.56	1.79	7.353	598	577,441.08	74.61
$600,000.01 to $650,000.00	6	3,698,531.23	0.57	7.716	589	616,421.87	73.52
$650,000.01 to $700,000.00	6	4,003,170.38	0.62	8.003	577	667,195.06	58.29
$700,000.01 to $750,000.00	2	1,433,545.13	0.22	7.824	579	716,772.57	72.71
$750,000.01 to $800,000.00	1	770,000.00	0.12	7.750	562	770,000.00	70.00
$800,000.01 to $850,000.00	1	838,698.45	0.13	7.300	590	838,698.45	76.36
$900,000.01 to $950,000.00	2	1,860,000.00	0.29	7.060	617	930,000.00	72.01
$1,450,000.01 to $1,500,000.00	5	7,469,267.67	1.16	7.024	599	1,493,853.53	53.45
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

Current Mortgage Interest Rates of the Aggregate Mortgage Loans

Current Mortgage Rates of the Mortgage Loans	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
4.501% to 5.000%	2	$433,691.97	0.07%	4.888%	685	$216,845.99	68.81%
5.001% to 5.500%	27	6,668,073.58	1.03	5.407	696	246,965.69	77.73
5.501% to 6.000%	185	43,423,530.09	6.74	5.842	647	234,721.78	75.15
6.001% to 6.500%	412	92,522,058.97	14.36	6.332	634	224,568.10	78.13
6.501% to 7.000%	781	157,743,549.30	24.48	6.808	621	201,976.38	77.87
7.001% to 7.500%	658	121,220,744.71	18.81	7.302	607	184,226.06	79.33
7.501% to 8.000%	686	109,170,626.04	16.94	7.777	590	159,140.85	78.10
8.001% to 8.500%	361	51,307,868.57	7.96	8.286	559	142,127.06	77.92
8.501% to 9.000%	310	40,462,255.80	6.28	8.787	545	130,523.41	76.21
9.001% to 9.500%	97	12,017,241.26	1.87	9.242	527	123,889.09	73.93
9.501% to 10.000%	51	5,430,991.74	0.84	9.746	524	106,490.03	71.65
10.001% to 10.500%	26	2,300,309.25	0.36	10.264	514	88,473.43	68.64
10.501% to 11.000%	11	1,152,328.53	0.18	10.803	526	104,757.14	72.20
11.001% to 11.500%	2	64,185.50	0.01	11.106	530	32,092.75	63.41
11.501% to 12.000%	1	66,307.57	0.01	11.750	544	66,307.57	75.00
12.001% to 12.500%	3	125,012.60	0.02	12.374	557	41,670.87	75.42
12.501% to 13.000%	1	133,874.95	0.02	12.983	493	133,874.95	51.54
13.501% to 14.000%	3	101,782.91	0.02	13.725	471	33,927.64	66.99
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

Original Loan-to-Value Ratio of the Aggregate Mortgage Loans

Original Loan-to-Value Ratio	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
10.001% to 15.000%	1	$50,000.00	0.01%	7.750%	663	$50,000.00	13.66%
15.001% to 20.000%	5	301,040.26	0.05	8.180	555	60,208.05	17.65
20.001% to 25.000%	6	514,419.55	0.08	7.940	542	85,736.59	23.56
25.001% to 30.000%	17	1,847,788.05	0.29	7.973	600	108,693.41	28.98
30.001% to 35.000%	18	2,209,614.54	0.34	7.463	605	122,756.36	32.77
35.001% to 40.000%	19	2,097,085.16	0.33	7.898	565	110,372.90	38.32
40.001% to 45.000%	28	3,247,850.64	0.50	7.071	605	115,994.67	42.96
45.001% to 50.000%	60	12,914,080.67	2.00	7.261	584	215,234.68	47.42
50.001% to 55.000%	71	11,358,623.84	1.76	7.452	592	159,980.62	52.76
55.001% to 60.000%	120	19,138,519.95	2.97	7.361	575	159,487.67	58.10
60.001% to 65.000%	214	39,893,951.64	6.19	7.235	585	186,420.33	63.42
65.001% to 70.000%	281	52,442,667.83	8.14	7.367	585	186,628.71	68.77
70.001% to 75.000%	349	68,994,531.20	10.71	7.339	589	197,692.07	73.98
75.001% to 80.000%	1,174	211,006,900.08	32.75	7.105	619	179,733.31	79.58
80.001% to 85.000%	443	77,818,575.61	12.08	7.388	587	175,662.70	84.24
85.001% to 90.000%	596	101,951,967.09	15.82	7.275	611	171,060.35	89.55
90.001% to 95.000%	157	28,735,071.45	4.46	7.159	650	183,025.93	94.55
95.001% to 100.000%	58	9,821,745.78	1.52	7.410	670	169,340.44	99.54
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

Remaining Scheduled Terms to Maturity of the Aggregate Mortgage Loans

Remaining Months to Maturity of the Mortgage Loans	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
37 to 48	1	$11,328.41	0.00%	13.750%	542	$11,328.41	44.64%
49 to 60	1	47,908.66	0.01	10.250	509	47,908.66	30.86
85 to 96	1	68,652.49	0.01	8.375	584	68,652.49	67.67
97 to 108	5	274,952.51	0.04	10.784	503	54,990.50	80.61
109 to 120	13	740,100.25	0.11	7.997	602	56,930.79	59.67
157 to 168	1	52,914.99	0.01	7.950	540	52,914.99	85.00
169 to 180	120	10,005,410.03	1.55	7.636	615	83,378.42	72.05
217 to 228	1	166,759.90	0.03	8.150	508	166,759.90	92.72
229 to 240	46	4,777,059.35	0.74	7.704	616	103,849.12	68.67
265 to 276	4	154,773.83	0.02	10.571	650	38,693.46	80.03
277 to 288	6	317,500.37	0.05	10.638	558	52,916.73	83.82
289 to 300	20	2,213,310.71	0.34	8.374	606	110,665.54	81.82
337 to 348	3	634,869.25	0.10	7.043	644	211,623.08	86.92
349 to 360	3,395	624,878,892.59	96.98	7.233	605	184,058.58	77.91
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

Gross Margin of the Aggregate Mortgage Loans

Gross Margins (ARMs Only)	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
2.501% to 3.000%	2	$180,889.11	0.03%	7.108%	587	$90,444.56	65.23%
3.501% to 4.000%	4	492,434.48	0.09	6.232	640	123,108.62	82.39
4.001% to 4.500%	51	11,642,972.79	2.08	5.976	671	228,293.58	74.71
4.501% to 5.000%	299	61,780,596.91	11.01	6.312	644	206,624.07	76.67
5.001% to 5.500%	612	130,721,656.25	23.30	6.664	622	213,597.48	79.80
5.501% to 6.000%	651	133,238,432.34	23.75	7.077	611	204,667.33	79.52
6.001% to 6.500%	557	103,642,504.47	18.47	7.516	589	186,072.72	77.67
6.501% to 7.000%	380	65,677,648.01	11.71	7.944	572	172,835.92	77.42
7.001% to 7.500%	197	33,234,356.33	5.92	8.347	552	168,702.32	73.57
7.501% to 8.000%	92	13,701,707.90	2.44	8.842	536	148,931.61	73.58
8.001% to 8.500%	30	3,680,224.15	0.66	9.343	517	122,674.14	66.17
8.501% to 9.000%	11	2,450,729.48	0.44	9.457	530	222,793.59	72.71
9.001% to 9.500%	3	487,750.77	0.09	10.373	519	162,583.59	63.11
9.501% to 10.000%	1	133,874.95	0.02	12.983	493	133,874.95	51.54
Total:	2,890	$561,065,777.94	100.00%	7.204%	604	$194,140.41	77.94%

Maximum Lifetime Mortgage Interest Rates of the Aggregate Mortgage Loans

Maximum Lifetime Mortgage Interest Rates (ARMs Only)	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
10.501% - 11.000%	2	$433,691.97	0.08%	4.888%	685	$216,845.99	68.81%
11.001% - 11.500%	27	6,668,073.58	1.19	5.407	696	246,965.69	77.73
11.501% - 12.000%	176	41,473,053.52	7.39	5.837	646	235,642.35	74.92
12.001% - 12.500%	355	83,441,624.24	14.87	6.326	632	235,046.83	78.48
12.501% - 13.000%	623	133,492,708.60	23.79	6.791	618	214,274.01	78.51
13.001% - 13.500%	488	100,124,919.09	17.85	7.284	604	205,174.01	79.35
13.501% - 14.000%	503	90,514,255.32	16.13	7.711	589	179,948.82	78.10
14.001% - 14.500%	294	46,168,435.71	8.23	8.182	563	157,035.50	77.55
14.501% - 15.000%	268	37,827,683.37	6.74	8.633	550	141,148.07	76.61
15.001% - 15.500%	81	11,645,091.69	2.08	9.051	526	143,766.56	74.47
15.501% - 16.000%	48	6,466,222.46	1.15	9.395	530	134,712.97	75.32
16.001% - 16.500%	14	1,702,657.28	0.30	10.006	510	121,618.38	71.40
16.501% - 17.000%	4	536,544.06	0.10	10.626	496	134,136.02	68.65
17.001% - 17.500%	1	84,721.26	0.02	10.250	495	84,721.26	88.00
17.501% - 18.000%	3	244,656.84	0.04	10.708	602	81,552.28	79.47
18.501% - 19.000%	2	200,182.52	0.04	12.575	510	100,091.26	59.31
19.001% - 19.500%	1	41,256.43	0.01	12.500	598	41,256.43	80.00
Total:	2,890	$561,065,777.94	100.00%	7.204%	604	$194,140.41	77.94%

Minimum Lifetime Mortgage Interest Rates of the Aggregate Mortgage Loans

Minimum Lifetime Mortgage Interest Rates (ARMs Only)	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
2.501% to 3.000%	2	$180,889.11	0.03%	7.108%	587	$90,444.56	65.23%
3.501% to 4.000%	1	138,826.56	0.02	5.550	656	138,826.56	80.00
4.001% to 4.500%	9	2,329,958.21	0.42	5.609	722	258,884.25	77.50
4.501% to 5.000%	126	29,572,672.83	5.27	5.858	660	234,703.75	74.50
5.001% to 5.500%	345	79,311,098.79	14.14	6.292	633	229,887.24	78.19
5.501% to 6.000%	594	128,697,557.57	22.94	6.718	620	216,662.55	79.18
6.001% to 6.500%	503	104,115,396.79	18.56	7.149	607	206,988.86	78.63
6.501% to 7.000%	517	94,631,386.16	16.87	7.588	592	183,039.43	78.56
7.001% to 7.500%	323	54,775,651.85	9.76	7.995	572	169,584.06	76.80
7.501% to 8.000%	282	42,262,718.76	7.53	8.488	554	149,867.80	77.29
8.001% to 8.500%	89	12,687,610.48	2.26	8.916	529	142,557.42	73.76
8.501% to 9.000%	59	8,194,876.27	1.46	9.170	532	138,896.21	73.43
9.001% to 9.500%	19	2,084,580.28	0.37	9.755	519	109,714.75	73.30
9.501% to 10.000%	9	1,032,152.25	0.18	10.154	515	114,683.58	72.18
10.001% to 10.500%	6	498,137.59	0.09	10.280	505	83,022.93	74.31
10.501% to 11.000%	3	310,825.49	0.06	10.875	560	103,608.50	73.56
11.501% to 12.000%	2	200,182.52	0.04	12.575	510	100,091.26	59.31
12.001% to 12.500%	1	41,256.43	0.01	12.500	598	41,256.43	80.00
Total:	2,890	$561,065,777.94	100.00%	7.204%	604	$194,140.41	77.94%

Next Interest Rate Adjustment Date of the Aggregate Mortgage Loans

Next Interest Rate Adjustment Date of the Mortgage Loans	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
June 2005	2	$127,437.89	0.02%	9.864%	514	$63,718.95	77.72%
July 2005	2	143,352.61	0.03	10.199	514	71,676.31	84.73
August 2005	1	109,822.38	0.02	10.990	588	109,822.38	71.88
September 2005	2	83,691.66	0.01	10.670	577	41,845.83	72.39
October 2005	3	232,712.98	0.04	10.080	572	77,570.99	85.73
November 2005	2	433,963.65	0.08	7.276	644	216,981.83	81.17
January 2006	1	76,203.11	0.01	10.750	668	76,203.11	90.00
May 2006	1	128,250.00	0.02	7.250	593	128,250.00	95.00
July 2006	1	493,850.33	0.09	8.875	519	493,850.33	85.00
August 2006	2	371,174.68	0.07	8.256	522	185,587.34	86.13
September 2006	3	514,607.89	0.09	7.466	579	171,535.96	67.78
October 2006	8	1,841,235.09	0.33	7.719	594	230,154.39	78.55
November 2006	22	3,278,299.70	0.58	7.563	555	149,013.62	82.34
December 2006	36	5,913,035.42	1.05	7.328	595	164,250.98	77.29
January 2007	74	12,691,741.24	2.26	7.670	591	171,510.02	80.12
February 2007	267	50,371,550.85	8.98	7.639	554	188,657.49	73.24
March 2007	457	87,335,070.52	15.57	7.177	594	191,105.19	76.47
April 2007	957	197,337,960.62	35.17	7.090	613	206,204.77	78.28
May 2007	712	146,530,943.85	26.12	7.081	616	205,801.89	79.37
June 2007	5	1,246,500.00	0.22	7.230	623	249,300.00	79.96
July 2007	1	496,832.55	0.09	8.437	553	496,832.55	74.74
September 2007	1	279,891.39	0.05	6.875	527	279,891.39	70.00
October 2007	2	242,140.85	0.04	7.143	607	121,070.43	88.03
November 2007	3	459,629.53	0.08	6.693	600	153,209.84	86.29
December 2007	3	851,932.81	0.15	8.777	545	283,977.60	58.06
January 2008	14	1,860,061.52	0.33	7.517	610	132,861.54	77.98
February 2008	24	4,005,222.98	0.71	7.555	565	166,884.29	77.27
March 2008	41	6,353,308.73	1.13	7.553	596	154,958.75	81.39
April 2008	106	16,293,452.06	2.90	7.144	623	153,711.81	77.95
June 2008	126	18,905,290.40	3.37	7.394	615	150,041.99	79.73
June 2008	4	675,644.00	0.12	6.374	654	168,911.00	86.04
January 2010	1	165,047.99	0.03	6.999	636	165,047.99	80.00
March 2010	2	509,550.22	0.09	7.482	623	254,775.11	72.39
April 2010	2	272,108.44	0.05	6.993	717	136,054.22	70.51
May 2010	2	434,260.00	0.08	7.326	581	217,130.00	79.73
Total:	2,890	$561,065,777.94	100.00%	7.204%	604	$194,140.41	77.94%

Occupancy Type of the Mortgaged Premises of the Aggregate Mortgage Loans

Occupancy Status of the Loans	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
Primary Home	3,462	$623,213,813.20	96.72%	7.237%	604	$180,015.54	77.85%
Investment	142	19,239,065.71	2.99	7.714	649	135,486.38	75.23
Second Home	13	1,891,554.43	0.29	7.545	650	145,504.19	71.61
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

Origination Program of the Aggregate Mortgage Loans

Origination Program	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
Full Documentation	2,823	$468,985,668.28	72.78%	7.205%	600	$166,130.24	79.59%
Stated Documentation	718	156,104,741.63	24.23	7.407	620	217,416.07	73.22
Limited Documentation	76	19,254,023.43	2.99	7.130	610	253,342.41	69.65
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

Mortgage Loan Purpose of the Aggregate Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
Refinance - Cash Out	2,777	$481,967,908.52	74.80%	7.279%	595	$173,557.04	76.53%
Purchase	630	131,949,552.47	20.48	7.092	643	209,443.73	81.35
Refinance - Rate/Term	210	30,426,972.35	4.72	7.514	607	144,890.34	81.60
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

Index Type of the Aggregate Mortgage Loans

INDEX TYPE	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
6 Month LIBOR	2,889	$560,989,574.83	87.06%	7.203%	604	$194,181.23	77.94%
Fixed Rate	727	83,278,655.40	12.92	7.578	615	114,551.11	76.46
1 Year CMT	1	76,203.11	0.01	10.750	668	76,203.11	90.00
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

Property Type of the Aggregate Mortgage Loans

Property Types of the Loans	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
Single Family Detached	2,833	$475,589,597.75	73.81%	7.272%	602	$167,874.90	77.61%
Planned Unit Development	444	108,907,982.42	16.90	7.102	612	245,288.25	79.22
Condominium Low-Rise	170	28,798,165.23	4.47	7.184	620	169,400.97	78.02
Two to Four Family	66	12,175,653.46	1.89	7.741	602	184,479.60	69.47
Condominium High-Rise	23	7,479,416.91	1.16	7.586	636	325,192.04	77.50
Single Family Attached	47	6,571,440.29	1.02	7.300	596	139,817.88	79.60
Townhouse	23	3,666,738.91	0.57	7.115	599	159,423.43	76.00
Manufactured Housing	9	740,068.18	0.11	7.478	636	82,229.80	78.51
De Minimus PUD	2	415,370.19	0.06	7.761	546	207,685.10	69.06
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

Loan Types of the Aggregate Mortgage Loans

Mortgage Loan Types	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
2/28 6 Mo LIBOR ARM	1,555	$258,692,426.41	40.15%	7.473%	580	$166,361.69	76.61%
2/28 6 Mo LIBOR 5 Yr Interest-Only ARM	988	249,087,026.57	38.66	6.881	627	252,112.38	79.17
30 Year Fixed Rate	514	63,598,714.29	9.87	7.557	614	123,732.91	77.81
3/27 6 Mo LIBOR ARM	236	33,886,503.72	5.26	7.586	596	143,586.88	77.28
3/27 6 Mo LIBOR 5 Yr Interest-Only ARM	89	16,536,903.10	2.57	6.897	635	185,807.90	81.98
15 Year Fixed Rate	123	10,122,256.54	1.57	7.681	613	82,294.77	71.97
20 Year Fixed	46	4,777,059.35	0.74	7.704	616	103,849.12	68.67
30 Year 5 Yr Interest-Only Fixed Rate	13	1,982,286.17	0.31	6.904	652	152,483.55	75.11
25 Year Fixed Rate	12	1,581,404.98	0.25	7.539	632	131,783.75	82.36
5/25 6 Mo LIBOR 5 Yr Interest-Only ARM	5	1,099,505.96	0.17	7.242	643	219,901.19	77.54
6 Month LIBOR ARM	11	788,898.38	0.12	10.212	554	71,718.03	80.89
10 Year Fixed Rate	14	751,428.66	0.12	8.084	601	53,673.48	59.44
ARM 2/28 - 2 Yr IO	3	616,850.00	0.10	7.354	596	205,616.67	73.96
5/25 6 Mo LIBOR ARM	2	281,460.69	0.04	7.421	580	140,730.35	66.23
30/15 Year Balloon	2	183,801.85	0.03	10.391	506	91,900.93	85.22
20 Year 5 Yr Interest-Only Fixed Rate	1	166,759.90	0.03	8.150	508	166,759.90	92.72
One-Year Treasury ARM	1	76,203.11	0.01	10.750	668	76,203.11	90.00
15 Year 5 Yr Interest-Only Fixed Rate	1	67,035.00	0.01	6.650	614	67,035.00	90.00
5 Year Fixed Rate	1	47,908.66	0.01	10.250	509	47,908.66	30.86
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

Geographic Distribution of Mortgaged Premises of the Aggregate Mortgage Loans

Geographic Distribution of the Mortgages Properties	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
Alaska	12	$1,764,977.98	0.27%	7.851%	566	$147,081.50	78.94%
Arizona	107	16,983,391.12	2.64	7.355	595	158,723.28	80.87
Arkansas	15	1,257,589.41	0.20	7.891	582	83,839.29	80.18
California	551	155,805,645.92	24.18	6.886	610	282,768.87	74.32
Colorado	41	8,571,639.53	1.33	7.377	625	209,064.38	82.21
Connecticut	62	11,105,383.99	1.72	7.577	594	179,119.10	76.90
Delaware	13	2,015,255.07	0.31	7.847	552	155,019.62	81.56
Florida	417	66,738,273.40	10.36	7.295	609	160,043.82	77.87
Georgia	162	21,574,311.18	3.35	7.603	604	133,174.76	81.93
Hawaii	5	1,114,749.71	0.17	6.805	689	222,949.94	83.29
Idaho	9	2,434,478.85	0.38	7.645	586	270,497.65	67.91
Illinois	121	17,506,422.09	2.72	7.645	613	144,681.17	79.53
Indiana	53	5,001,314.90	0.78	7.645	610	94,364.43	82.06
Iowa	14	1,271,795.80	0.20	7.977	603	90,842.56	81.69
Kansas	9	796,135.51	0.12	8.085	587	88,459.50	82.80
Kentucky	20	2,706,915.39	0.42	7.189	647	135,345.77	89.20
Louisiana	57	5,299,509.18	0.82	7.826	584	92,973.85	81.49
Maine	9	1,049,367.10	0.16	7.510	587	116,596.34	77.07
Maryland	348	75,717,754.55	11.75	6.988	606	217,579.75	78.98
Massachusetts	37	8,290,624.94	1.29	7.265	604	224,070.94	72.21
Michigan	117	13,820,541.78	2.14	7.518	604	118,124.29	82.11
Minnesota	38	6,179,261.72	0.96	7.438	615	162,612.15	78.30
Mississippi	18	1,449,964.73	0.23	8.651	588	80,553.60	81.86
Missouri	38	4,234,463.14	0.66	7.404	617	111,433.24	81.57
Montana	7	754,857.90	0.12	7.881	557	107,836.84	79.91
Nebraska	23	2,154,257.95	0.33	7.309	624	93,663.39	78.82
Nevada	85	17,169,786.00	2.66	7.263	616	201,997.48	77.37
New Hampshire	7	1,117,297.22	0.17	7.622	558	159,613.89	69.57
New Jersey	64	12,842,907.43	1.99	7.773	591	200,670.43	75.53
New Mexico	7	940,421.24	0.15	7.482	638	134,345.89	78.17
New York	105	23,396,256.59	3.63	7.432	597	222,821.49	73.59
North Carolina	63	8,677,621.34	1.35	7.740	589	137,740.02	82.00
North Dakota	6	567,346.10	0.09	7.861	588	94,557.68	83.35
Ohio	106	12,305,518.70	1.91	7.313	614	116,089.80	81.01
Oklahoma	33	3,922,296.96	0.61	7.989	574	118,857.48	79.52
Oregon	65	9,871,202.65	1.53	7.122	619	151,864.66	78.60
Pennsylvania	82	11,001,494.96	1.71	7.393	592	134,164.57	78.83
Rhode Island	1	205,000.00	0.03	8.183	521	205,000.00	57.58
South Carolina	46	5,475,068.71	0.85	7.634	584	119,023.23	79.50
Tennessee	57	6,572,943.89	1.02	7.712	591	115,314.81	81.82
Texas	132	12,552,596.84	1.95	8.022	591	95,095.43	78.36
Utah	9	1,092,805.64	0.17	7.812	614	121,422.85	82.53
Vermont	11	1,564,158.80	0.24	7.586	611	142,196.25	71.48
Washington	65	11,297,475.98	1.75	7.387	593	173,807.32	77.19
Virginia	265	55,406,518.34	8.60	7.177	604	209,081.20	79.28
West Virginia	13	1,575,808.70	0.24	7.610	593	121,216.05	83.00
Wisconsin	86	10,496,075.02	1.63	7.345	608	122,047.38	80.32
Wyoming	6	694,949.39	0.11	6.712	605	115,824.90	74.39
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

No more than approximately 0.39% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Credit Score of the Aggregate Mortgage Loans

Credit Score	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
Not Available	13	$2,247,873.22	0.35%	8.499%	NA	$172,913.32	68.16%
451 - 475	3	256,128.11	0.04	11.093	463	85,376.04	56.30
476 - 500	22	3,834,870.63	0.60	9.012	496	174,312.30	67.86
501 - 525	354	49,349,816.46	7.66	8.614	513	139,406.26	73.36
526 - 550	461	74,396,348.08	11.55	7.950	538	161,380.36	73.75
551 - 575	539	97,070,847.61	15.07	7.445	563	180,094.34	77.73
576 - 600	471	87,644,868.62	13.60	7.154	587	186,082.52	76.20
601 - 625	523	95,753,476.75	14.86	6.898	613	183,085.04	78.08
626 - 650	492	93,073,905.89	14.44	6.913	638	189,174.61	80.05
651 - 675	363	66,018,695.21	10.25	6.739	662	181,869.68	80.72
676 - 700	186	35,816,672.59	5.56	6.678	687	192,562.76	81.31
701 - 725	91	19,467,129.87	3.02	6.738	712	213,924.50	83.10
726 - 750	48	9,358,110.19	1.45	6.734	738	194,960.63	80.53
751 - 775	34	7,044,564.61	1.09	6.718	762	207,193.08	81.29
776 - 800	17	3,011,125.50	0.47	6.782	782	177,125.03	75.78
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

Credit Grade of the Aggregate Mortgage Loans

Credit Grade	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
A+	2,275	418,109,786.10	64.89%	7.04%	621	$183,784.52	78.93%
A	420	$73,246,656.26	11.37	7.33	588	174,396.80	77.92
A-	450	74,421,064.47	11.55	7.665	568	165,380.14	75.02
B+	103	17,437,359.30	2.71	8.03	550	169,294.75	74.98
B	187	29,952,803.29	4.65	8.197	549	160,175.42	68.37
C	69	10,677,533.29	1.66	8.832	546	154,746.86	65.07
D	1	11,328.41	0.00	13.75	542	11,328.41	44.64
Score Direct	112	20,487,902.22	3.18	6.917	637	182,927.70	85.82
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

Amortization Type of the Aggregate Mortgage Loans

Amortization Type	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
Fully Amortizing	2,515	$374,604,264.79	58.14%	7.514%	589	$148,948.02	76.63%
Interest Only	1,100	269,556,366.70	41.83	6.886	628	245,051.24	79.3
Balloon	2	183,801.85	0.03	10.391	506	91,900.93	85.22
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

Prepayment Penalty Type of the Aggregate Mortgage Loans

Original Prepayment Penalty Term (in Months)	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Original Loan-to-Value Ratio
No Prepayment Penalty	1,289	$219,430,093.37	34.05%	7.455%	603	$170,232.81	77.98%
6 Months	1	154,400.00	0.02	7.250	649	154,400.00	80.00
12 Months	35	5,830,580.84	0.90	7.565	629	166,588.02	77.26
24 Months	1,427	299,397,576.42	46.47	7.069	605	209,809.09	77.81
30 Months	9	1,967,809.45	0.31	7.360	607	218,645.49	83.81
36 Months	837	115,454,736.70	17.92	7.310	609	137,938.75	77.02
48 Months	1	180,975.63	0.03	6.200	623	180,975.63	61.95
60 Months	18	1,928,260.93	0.30	8.206	568	107,125.61	82.75
Total:	3,617	$644,344,433.34	100.00%	7.252%	605	$178,143.33	77.75%

Group II Collateral Summary

Initial Mortgage Loans
As of the Statistical Cut-off Date

Total Outstanding Balance	$323,445,788.86
Number of Loans	1,492

	Average	Minimum	Maximum
Original Loan Amount	$216,976.13	$25,000.00	$1,500,000.00
Outstanding Principal Balance	$216,786.72	$18,751.94	$1,500,000.00

	Weighted Average	Minimum	Maximum
Mortgage Rate	7.248%	5.100%	12.983%
Gross Margin	5.929%	3.000%	9.550%
Initial Periodic Rate Cap	2.912%	1.000%	3.000%
Periodic Rate Cap	1.025%	1.000%	1.500%
Life Floor	6.386%	3.000%	12.500%
Life Cap	13.265%	11.100%	19.500%
Months to Roll	24	2	60

Original LTV	77.58%	20.27%	100.00%
Credit Score	605	470	792
Original Term	357	120	360
Remaining Term	355	95	360
Seasoning	1	0	85

Top Property State Concentrations	CA(29.59%),MD(10.66%),VA(9.94%),FL(9.77%),NY(3.95%)
Maximum Zip Code Concentration	22192(0.61%)

		Earliest	Latest
First Payment Date		5/1/1998	7/1/2005
Maturity Date		4/1/2013	6/1/2035
First Lien	100.00%
Second Lien	0.00%

Current Scheduled Principal Balance of the Group II Mortgage Loans

Remaining Scheduled Principal Balances of the Mortgage Loans	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
$0.01 to $50,000.00	28	$1,205,942.64	0.37%	8.713%	587	$43,069.38	69.18%
$50,000.01 to $100,000.00	302	22,655,633.09	7.00	7.887	585	75,018.65	76.73
$100,000.01 to $150,000.00	282	35,220,045.48	10.89	7.666	582	124,893.78	77.22
$150,000.01 to $200,000.00	251	43,808,681.44	13.54	7.250	604	174,536.58	79.21
$200,000.01 to $250,000.00	173	38,629,463.17	11.94	7.335	598	223,291.69	78.94
$250,000.01 to $300,000.00	119	32,356,785.99	10.00	7.075	603	271,905.76	80.79
$300,000.01 to $350,000.00	73	23,737,241.86	7.34	7.044	602	325,167.70	77.47
$350,000.01 to $400,000.00	89	33,285,732.69	10.29	6.886	631	373,997.00	81.47
$400,000.01 to $450,000.00	64	27,338,742.91	8.45	6.907	622	427,167.86	78.19
$450,000.01 to $500,000.00	48	23,052,828.32	7.13	6.931	625	480,267.26	78.91
$500,000.01 to $550,000.00	20	10,532,656.85	3.26	7.190	616	526,632.84	74.73
$550,000.01 to $600,000.00	20	11,548,821.56	3.57	7.353	598	577,441.08	74.61
$600,000.01 to $650,000.00	6	3,698,531.23	1.14	7.716	589	616,421.87	73.52
$650,000.01 to $700,000.00	6	4,003,170.38	1.24	8.003	577	667,195.06	58.29
$700,000.01 to $750,000.00	2	1,433,545.13	0.44	7.824	579	716,772.57	72.71
$750,000.01 to $800,000.00	1	770,000.00	0.24	7.750	562	770,000.00	70.00
$800,000.01 to $850,000.00	1	838,698.45	0.26	7.300	590	838,698.45	76.36
$900,000.01 to $950,000.00	2	1,860,000.00	0.58	7.060	617	930,000.00	72.01
$1,450,000.01 to $1,500,000.00	5	7,469,267.67	2.31	7.024	599	1,493,853.53	53.45
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

Current Mortgage Interest Rates of the Group II Mortgage Loans

Current Mortgage Rates of the Mortgage Loans	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
5.001% to 5.500%	16	$4,342,821.54	1.34%	5.412%	714	$271,426.35	80.58%
5.501% to 6.000%	82	22,743,450.76	7.03	5.831	653	277,359.16	76.68
6.001% to 6.500%	173	47,771,476.99	14.77	6.326	637	276,135.71	78.95
6.501% to 7.000%	309	75,796,649.21	23.43	6.814	622	245,296.60	78.00
7.001% to 7.500%	252	59,125,226.82	18.28	7.314	603	234,623.92	77.70
7.501% to 8.000%	297	56,447,768.72	17.45	7.781	587	190,059.83	77.32
8.001% to 8.500%	158	26,908,766.31	8.32	8.283	554	170,308.65	77.61
8.501% to 9.000%	129	20,080,248.92	6.21	8.797	542	155,660.84	75.17
9.001% to 9.500%	44	6,193,535.84	1.91	9.240	534	140,762.18	77.15
9.501% to 10.000%	16	2,399,789.08	0.74	9.702	519	149,986.82	68.44
10.001% to 10.500%	7	643,064.48	0.20	10.204	519	91,866.35	75.69
10.501% to 11.000%	6	769,833.13	0.24	10.796	504	128,305.52	69.12
11.001% to 11.500%	1	48,025.68	0.01	11.100	518	48,025.68	65.00
12.001% to 12.500%	1	41,256.43	0.01	12.500	598	41,256.43	80.00
12.501% to 13.000%	1	133,874.95	0.04	12.983	493	133,874.95	51.54
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

Original Loan-to-Value Ratio of the Group II Mortgage Loans

Original Loan-to-Value Ratio	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
20.001% to 25.000%	3	$339,755.31	0.11%	7.837%	535	$113,251.77	23.42%
25.001% to 30.000%	5	884,910.48	0.27	7.802	626	176,982.10	29.33
30.001% to 35.000%	7	811,352.48	0.25	7.324	595	115,907.50	33.39
35.001% to 40.000%	8	1,227,936.34	0.38	7.436	566	153,492.04	38.40
40.001% to 45.000%	10	1,480,125.86	0.46	7.274	561	148,012.59	42.99
45.001% to 50.000%	26	8,283,277.51	2.56	7.324	578	318,587.60	47.15
50.001% to 55.000%	27	5,415,203.20	1.67	7.599	589	200,563.08	53.00
55.001% to 60.000%	42	7,801,888.68	2.41	7.848	555	185,759.25	57.88
60.001% to 65.000%	83	20,217,986.28	6.25	7.200	583	243,590.20	63.16
65.001% to 70.000%	111	26,424,008.50	8.17	7.516	576	238,054.13	68.90
70.001% to 75.000%	151	37,636,667.37	11.64	7.317	587	249,249.45	74.18
75.001% to 80.000%	512	110,441,626.11	34.15	7.035	626	215,706.30	79.67
80.001% to 85.000%	184	38,015,595.14	11.75	7.443	581	206,606.50	84.36
85.001% to 90.000%	243	46,410,658.00	14.35	7.291	606	190,990.36	89.61
90.001% to 95.000%	53	12,458,416.43	3.85	7.012	657	235,064.46	94.49
95.001% to 100.000%	27	5,596,381.17	1.73	7.254	672	207,273.38	99.99
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

Remaining Scheduled Terms to Maturity of the Group II Mortgage Loans

Remaining Months to Maturity of the Mortgage Loans	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
85 to 96	1	$68,652.49	0.02%	8.375%	584	$68,652.49	67.66%
97 to 108	2	114,678.95	0.04	10.791	528	57,339.48	90.00
109 to 120	4	259,730.73	0.08	7.185	593	64,932.68	51.30
157 to 168	1	52,914.99	0.02	7.950	540	52,914.99	85.00
169 to 180	44	4,098,516.44	1.27	7.651	604	93,148.10	74.16
217 to 228	1	166,759.90	0.05	8.150	508	166,759.90	92.72
229 to 240	15	1,442,702.09	0.45	7.822	608	96,180.14	70.76
265 to 276	1	69,524.67	0.02	8.600	677	69,524.67	90.00
277 to 288	1	32,869.98	0.01	8.950	0	32,869.98	70.00
289 to 300	6	666,259.85	0.21	8.218	591	111,043.31	77.28
337 to 348	1	342,082.79	0.11	6.625	666	342,082.79	80.00
349 to 360	1,415	316,131,095.98	97.74	7.236	605	223,414.20	77.66
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

Gross Margin of the Group II Mortgage Loans

Gross Margins (ARMs Only)	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
2.501% to 3.000%	1	$85,274.27	0.03%	8.350%	551	$85,274.27	86.36%
3.501% to 4.000%	3	396,022.74	0.14	6.258	635	132,007.58	82.97
4.001% to 4.500%	28	7,024,488.54	2.43	5.935	681	250,874.59	77.05
4.501% to 5.000%	119	30,644,867.32	10.62	6.240	653	257,519.89	77.54
5.001% to 5.500%	228	58,884,934.52	20.40	6.686	623	258,267.26	80.81
5.501% to 6.000%	294	73,151,728.13	25.35	7.014	613	248,815.40	79.40
6.001% to 6.500%	235	54,845,066.33	19.00	7.529	585	233,383.26	75.67
6.501% to 7.000%	163	34,202,422.49	11.85	7.967	566	209,830.81	76.42
7.001% to 7.500%	88	18,854,695.09	6.53	8.340	553	214,257.90	72.06
7.501% to 8.000%	40	7,001,328.70	2.43	8.716	538	175,033.22	74.10
8.001% to 8.500%	12	1,548,359.97	0.54	9.402	520	129,030.00	67.82
8.501% to 9.000%	4	1,526,441.16	0.53	9.278	525	381,610.29	71.68
9.001% to 9.500%	2	305,917.70	0.11	10.683	511	152,958.85	68.33
9.501% to 10.000%	1	133,874.95	0.05	12.983	493	133,874.95	51.54
Total:	1,218	$288,605,421.91	100.00%	7.208%	604	$236,950.26	77.64%

Maximum Lifetime Mortgage Interest Rates of the Group II Mortgage Loans

Maximum Lifetime Mortgage Interest Rates (ARMs Only)	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
11.001% - 11.500%	16	$4,342,821.54	1.50%	5.412%	714	$271,426.35	80.58%
11.501% - 12.000%	77	21,475,042.71	7.44	5.826	652	278,896.66	76.22
12.001% - 12.500%	147	43,086,155.65	14.93	6.323	636	293,103.10	79.25
12.501% - 13.000%	242	64,393,131.77	22.31	6.793	619	266,087.32	78.36
13.001% - 13.500%	191	51,249,229.87	17.76	7.288	600	268,320.58	77.70
13.501% - 14.000%	236	49,546,730.92	17.17	7.700	586	209,943.78	77.07
14.001% - 14.500%	130	24,360,443.50	8.44	8.204	560	187,388.03	76.91
14.501% - 15.000%	111	19,241,946.91	6.67	8.616	549	173,350.87	75.30
15.001% - 15.500%	37	6,082,927.71	2.11	8.997	531	164,403.45	78.56
15.501% - 16.000%	22	3,779,134.16	1.31	9.339	529	171,778.83	75.30
16.001% - 16.500%	4	459,204.53	0.16	9.705	521	114,801.13	80.96
16.501% - 17.000%	2	328,800.00	0.11	10.819	489	164,400.00	61.90
17.001% - 17.500%	1	84,721.26	0.03	10.250	495	84,721.26	88.00
18.501% - 19.000%	1	133,874.95	0.05	12.983	493	133,874.95	51.54
19.001% - 19.500%	1	41,256.43	0.01	12.500	598	41,256.43	80.00
Total:	1,218	$288,605,421.91	100.00%	7.208%	604	$236,950.26	77.64%

Minimum Lifetime Mortgage Interest Rates of the Group II Mortgage Loans

Minimum Lifetime Mortgage Interest Rates (ARMs Only)	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
2.501% to 3.000%	1	$85,274.27	0.03%	8.350%	551	$85,274.27	86.36%
3.501% to 4.000%	1	138,826.56	0.05	5.550	656	138,826.56	80.00
4.001% to 4.500%	6	1,791,564.02	0.62	5.712	713	298,594.00	78.69
4.501% to 5.000%	59	16,302,240.19	5.65	5.832	667	276,309.16	75.08
5.001% to 5.500%	128	35,824,207.85	12.41	6.292	642	279,876.62	80.20
5.501% to 6.000%	248	66,177,588.80	22.93	6.685	622	266,845.12	79.25
6.001% to 6.500%	187	51,612,744.26	17.88	7.135	603	276,003.98	76.56
6.501% to 7.000%	234	49,605,902.97	17.19	7.593	589	211,991.04	77.91
7.001% to 7.500%	145	30,952,950.04	10.73	7.973	572	213,468.62	75.56
7.501% to 8.000%	127	23,148,968.69	8.02	8.429	553	182,275.34	76.41
8.001% to 8.500%	40	6,235,131.66	2.16	8.898	534	155,878.29	78.26
8.501% to 9.000%	26	4,939,793.64	1.71	9.111	528	189,992.06	73.83
9.001% to 9.500%	6	629,492.29	0.22	9.464	517	104,915.38	80.85
9.501% to 10.000%	5	674,166.33	0.23	10.190	511	134,833.27	66.62
10.001% to 10.500%	2	186,638.96	0.06	10.359	516	93,319.48	86.36
10.501% to 11.000%	1	124,800.00	0.04	10.850	470	124,800.00	65.00
11.501% to 12.000%	1	133,874.95	0.05	12.983	493	133,874.95	51.54
12.001% to 12.500%	1	41,256.43	0.01	12.500	598	41,256.43	80.00
Total:	1,218	$288,605,421.91	100.00%	7.208%	604	$236,950.26	77.64%

Next Interest Rate Adjustment Date of the Group II Mortgage Loans

Next Interest Rate Adjustment Date of the Mortgage Loans	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
July 2005	1	$84,721.26	0.03%	10.250%	495	$84,721.26	88.00%
September 2005	1	41,256.43	0.01	12.500	598	41,256.43	80.00
October 2005	1	69,524.67	0.02	8.600	677	69,524.67	90.00
November 2005	1	342,082.79	0.12	6.625	666	342,082.79	80.00
July 2006	1	493,850.33	0.17	8.875	519	493,850.33	85.00
August 2006	1	287,294.99	0.10	8.250	503	287,294.99	85.00
September 2006	3	514,607.89	0.18	7.466	579	171,535.96	67.78
October 2006	6	1,267,639.27	0.44	8.047	557	211,273.21	78.57
November 2006	13	1,772,670.83	0.61	7.435	582	136,359.29	85.38
December 2006	19	3,267,068.05	1.13	7.409	576	171,950.95	76.65
January 2007	38	8,009,118.53	2.78	7.584	604	210,766.28	81.21
February 2007	124	29,042,730.07	10.06	7.582	558	234,215.57	72.41
March 2007	188	42,778,719.60	14.82	7.191	589	227,546.38	76.04
April 2007	399	103,292,748.59	35.79	7.125	612	258,879.07	78.19
May 2007	301	75,033,568.65	26.00	7.059	620	249,280.96	79.26
June 2007	2	960,000.00	0.33	7.227	631	480,000.00	80.61
July 2007	1	496,832.55	0.17	8.437	553	496,832.55	74.74
September 2007	1	279,891.39	0.10	6.875	527	279,891.39	70.00
November 2007	2	260,129.56	0.09	6.642	545	130,064.78	79.62
December 2007	2	793,571.81	0.27	8.697	547	396,785.91	55.71
January 2008	5	765,144.51	0.27	7.636	629	153,028.90	83.43
February 2008	12	2,019,941.67	0.70	7.296	562	168,328.47	79.65
March 2008	17	3,138,576.53	1.09	7.304	614	184,622.15	83.15
April 2008	29	5,437,953.88	1.88	6.870	619	187,515.65	79.79
May 2008	45	7,248,632.10	2.51	7.621	606	161,080.71	75.04
June 2008	2	307,900.00	0.11	5.543	655	153,950.00	79.77
January 2010	1	165,047.99	0.06	6.999	636	165,047.99	80.00
April 2010	1	172,197.97	0.06	7.250	752	172,197.97	65.00
May 2010	1	262,000.00	0.09	6.850	561	262,000.00	72.98
Total:	1,218	$288,605,421.91	100.00%	7.208%	604	$236,950.26	77.64%

Occupancy Type of the Mortgaged Premises of the Group II Mortgage Loans

Occupancy Status of the Loans	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
Primary Home	1,447	$316,517,061.68	97.86%	7.236%	604	$218,740.19	77.61%
Investment	43	6,247,227.18	1.93	7.815	634	145,284.35	75.07
Second Home	2	681,500.00	0.21	7.237	701	340,750.00	82.84
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

Origination Program of the Group II Mortgage Loans

Origination Program	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
Full Documentation	1,116	$221,663,614.82	68.53%	7.194%	598	$198,623.31	79.51%
Stated Documenation	339	88,875,156.01	27.48	7.389	621	262,168.60	73.89
Limited Documentation	37	12,907,018.03	3.99	7.189	603	348,838.33	69.69
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

Mortgage Loan Purpose of the Group II Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
Refinance - Cash Out	997	$203,813,521.15	63.01%	7.352%	585	$204,426.80	75.49%
Purchase	421	108,341,750.47	33.50	7.019	642	257,343.83	81.20
Refinance - Rate/Term	74	11,290,517.24	3.49	7.548	597	152,574.56	80.38
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

Index Type of the Group II Mortgage Loans

INDEX TYPE	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
6 Month LIBOR	1,218	$288,605,421.91	89.23%	7.208%	604	$236,950.26	77.64%
Fixed Rate	274	34,840,366.95	10.77	7.575	613	127,154.62	77.04
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

Property Type of the Group II Mortgage Loans

Property Types of the Loans	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
Single Family Detached	1,133	$229,101,134.27	70.83%	7.253%	602	$202,207.53	77.44%
Planned Unit Development	220	65,362,407.66	20.21	7.131	610	297,101.85	78.83
Condominium Low-Rise	66	13,411,028.26	4.15	7.127	622	203,197.40	78.81
Two to Four Family	36	6,913,442.69	2.14	7.846	595	192,040.07	69.87
Condominium High-Rise	13	5,353,770.40	1.66	7.781	639	411,828.49	77.12
Single Family Attached	12	1,577,431.96	0.49	7.516	601	131,452.66	75.09
Townhouse	7	1,134,190.36	0.35	7.525	583	162,027.19	71.38
De Minimus PUD	1	325,370.19	0.10	7.750	550	325,370.19	80.00
Manufactured Housing	4	267,013.07	0.08	7.328	646	66,753.27	73.22
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

Loan Types of the Group II Mortgage Loans

Mortgage Loan Types	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
2/28 6 Mo LIBOR ARM	713	$137,791,355.92	42.60%	7.482%	580	$193,255.76	76.80%
2/28 6 Mo LIBOR 5 Yr Interest-Only ARM	382	129,150,893.67	39.93	6.887	628	338,091.34	78.56
30 Year Fixed Rate	200	27,629,483.03	8.54	7.553	615	138,147.42	77.67
3/27 6 Mo LIBOR ARM	99	15,940,130.40	4.93	7.593	593	161,011.42	76.53
3/27 6 Mo LIBOR 5 Yr Interest-Only ARM	17	4,808,443.60	1.49	6.555	634	282,849.62	81.08
15 Year Fixed Rate	47	4,238,835.86	1.31	7.681	603	90,188.00	74.26
20 Year Fixed	15	1,442,702.09	0.45	7.822	608	96,180.14	70.76
5/25 6 Mo LIBOR 5 Yr Interest-Only ARM	3	599,245.96	0.19	7.006	637	199,748.65	72.62
25 Year Fixed Rate	4	540,282.16	0.17	7.572	605	135,070.54	75.39
30 Year 5 Yr Interest-Only Fixed Rate	2	466,646.17	0.14	6.504	675	233,323.09	92.43
10 Year Fixed Rate	4	259,730.73	0.08	7.185	593	64,932.68	51.30
6 Month LIBOR ARM	3	195,502.36	0.06	10.138	581	65,167.45	87.02
20 Year 5 Yr Interest-Only Fixed Rate	1	166,759.90	0.05	8.150	508	166,759.90	92.72
ARM 2/28 - 2 Yr IO	1	119,850.00	0.04	9.500	524	119,850.00	85.00
30/15 Year Balloon	1	95,927.01	0.03	10.750	528	95,927.01	90.00
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

Geographic Distribution of Mortgaged Premises of the Group II Mortgage Loans

Geographic Distribution of the Mortgages Properties	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
Alaska	4	$517,498.49	0.16%	9.136%	538	$129,374.62	74.05%
Arizona	43	7,763,351.17	2.40	7.474	578	180,543.05	80.45
Arkansas	4	343,860.81	0.11	8.092	574	85,965.20	82.09
California	291	95,696,769.97	29.59	6.915	609	328,854.88	74.31
Colorado	16	4,081,900.04	1.26	7.302	626	255,118.75	83.30
Connecticut	21	4,122,345.84	1.27	7.594	592	196,302.18	73.19
Delaware	6	1,065,855.96	0.33	8.453	533	177,642.66	80.62
Florida	159	31,599,289.94	9.77	7.280	609	198,737.67	77.25
Georgia	54	8,205,898.95	2.54	7.631	600	151,961.09	81.36
Hawaii	2	399,300.00	0.12	6.700	702	199,650.00	95.00
Idaho	2	1,675,500.00	0.52	7.484	582	837,750.00	63.69
Illinois	49	8,291,850.05	2.56	7.518	621	169,221.43	80.93
Indiana	26	2,257,518.18	0.70	7.794	593	86,827.62	82.96
Iowa	2	89,303.57	0.03	8.069	608	44,651.79	71.47
Kansas	4	321,289.93	0.10	8.047	567	80,322.48	76.01
Kentucky	6	1,080,583.80	0.33	6.995	675	180,097.30	92.18
Louisiana	26	2,672,104.63	0.83	7.613	583	102,773.26	82.60
Maine	3	462,800.00	0.14	7.958	546	154,266.67	70.25
Maryland	142	34,468,334.59	10.66	7.046	610	242,734.75	79.44
Massachusetts	14	3,542,569.27	1.10	7.372	608	253,040.66	71.38
Michigan	50	6,234,939.05	1.93	7.497	594	124,698.78	82.46
Minnesota	7	1,367,081.08	0.42	7.428	627	195,297.30	77.72
Mississippi	5	409,726.50	0.13	8.755	601	81,945.30	72.55
Missouri	10	1,399,544.53	0.43	7.518	596	139,954.45	79.77
Montana	3	255,849.68	0.08	8.059	546	85,283.23	82.69
Nebraska	7	1,096,150.22	0.34	6.976	626	156,592.89	80.43
Nevada	35	8,473,959.12	2.62	7.239	616	242,113.12	79.47
New Hampshire	1	142,401.94	0.04	7.875	555	142,401.94	75.00
New Jersey	25	6,589,453.97	2.04	8.011	584	263,578.16	75.12
New Mexico	4	647,401.24	0.20	7.458	629	161,850.31	76.98
New York	43	12,788,493.59	3.95	7.545	593	297,406.83	74.39
North Carolina	26	4,237,310.28	1.31	7.963	572	162,973.47	82.35
North Dakota	4	408,552.25	0.13	7.790	599	102,138.06	83.69
Ohio	41	5,287,270.42	1.63	7.093	632	128,957.82	82.91
Oklahoma	9	1,418,011.20	0.44	8.007	557	157,556.80	82.99
Oregon	17	3,273,622.74	1.01	7.126	612	192,566.04	76.26
Pennsylvania	32	5,060,581.71	1.56	7.330	604	158,143.18	80.05
Rhode Island	1	205,000.00	0.06	8.183	521	205,000.00	57.58
South Carolina	25	3,435,520.85	1.06	7.626	578	137,420.83	77.31
Tennessee	19	2,470,115.44	0.76	7.474	593	130,006.08	81.79
Texas	52	5,599,326.74	1.73	8.160	577	107,679.36	78.75
Utah	4	523,455.64	0.16	7.645	616	130,863.91	80.98
Vermont	3	438,109.71	0.14	7.429	631	146,036.57	67.00
Washington	28	5,626,001.40	1.74	7.357	584	200,928.62	75.78
Virginia	123	32,148,090.59	9.94	7.225	606	261,366.59	80.35
West Virginia	6	653,166.23	0.20	7.484	598	108,861.04	79.83
Wisconsin	37	4,475,063.71	1.38	7.336	617	120,947.67	81.96
Wyoming	1	123,663.84	0.04	8.000	592	123,663.84	80.00
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

No more than approximately 0.61% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Credit Score of the Group II Mortgage Loans

Credit Score	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
Not Available	8	$1,919,947.15	0.59%	8.352%	N/A	$239,993.39	70.73%
451 - 475	1	124,800.00	0.04	10.850	470	124,800.00	65.00
476 - 500	9	1,652,721.72	0.51	9.145	499	183,635.75	64.16
501 - 525	155	25,056,317.79	7.75	8.592	515	161,653.66	74.54
526 - 550	220	42,918,565.44	13.27	7.854	539	195,084.39	72.09
551 - 575	265	55,259,050.73	17.08	7.442	563	208,524.72	77.61
576 - 600	159	37,779,784.28	11.68	7.227	587	237,608.71	75.96
601 - 625	178	39,502,525.84	12.21	6.870	614	221,924.30	77.91
626 - 650	185	44,314,117.08	13.70	6.966	639	239,535.77	79.21
651 - 675	148	33,455,605.70	10.34	6.666	661	226,051.39	81.23
676 - 700	78	19,146,171.89	5.92	6.563	688	245,463.74	82.75
701 - 725	44	11,811,438.16	3.65	6.575	713	268,441.78	82.21
726 - 750	22	5,035,623.89	1.56	6.432	737	228,892.00	81.87
751 - 775	15	4,229,119.19	1.31	6.665	760	281,941.28	82.71
776 - 800	5	1,240,000.00	0.38	6.531	781	248,000.00	80.00
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

Credit Grade of the Group II Mortgage Loans

Credit Grade	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
A+	930	$ 210,219,824.10	64.99%	7.026%	622	$ 226,042.82	78.90%
A	182	37,918,532.17	11.72	7.347	584	208,343.58	77.66
A-	192	37,263,444.99	11.52	7.707	566	194,080.44	73.82
B+	51	9,618,101.06	2.97	7.978	550	188,590.22	76.41
B	72	15,533,245.89	4.80	8.168	546	215,739.53	68.71
C	28	5,162,588.10	1.60	8.826	543	184,378.15	64.25
Score Direct	37	7,730,052.55	2.39	6.771	642	208,920.34	87.55
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

Amortization Type of the Group II Mortgage Loans

Amortization Type	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
Fully Amortizing	1,085	$ 188,038,022.55	58.14%	7.512%	587	$ 173,306.93	76.77%
Interest Only	406	135,311,839.30	41.83	6.878	629	333,280.39	78.69
Balloon	1	95,927.01	0.03	10.750	528	95,927.01	90.00
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

Prepayment Penalty Type of the Group II Mortgage Loans

Original Prepayment Penalty Term (in Months)	Number of Mortgage Loans	Total Outstanding Principal Balance	Percentage By Principal Balance	Weighted Average Mortgage Rate	Weighted Average Credit Score	Average Balance	Weighted Average Loan-to-Value Ratio
No Prepayment Penalty	511	$102,546,133.85	31.70%	7.544%	601	$200,677.37	77.37%
12 Months	16	3,826,443.73	1.18	7.506	631	239,152.73	79.90
24 Months	637	164,069,685.57	50.73	7.041	606	257,566.23	77.95
30 Months	6	1,431,323.17	0.44	7.376	596	238,553.86	82.87
36 Months	303	49,462,965.98	15.29	7.262	606	163,244.11	76.30
48 Months	1	180,975.63	0.06	6.200	623	180,975.63	61.95
60 Months	18	1,928,260.93	0.60	8.206	568	107,125.61	82.75
Total:	1,492	$323,445,788.86	100.00%	7.248%	605	$216,786.72	77.58%

Note Sensitivity Tables*

to 10% Clean-up Call

Class A-1A to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	18.69	4.11	2.81	2.03	1.44	1.25	1.11
MDUR (yr)	13.34	3.66	2.6	1.92	1.4	1.21	1.08
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	346	149	99	73	36	28	24

Class A-1B to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	18.69	4.11	2.81	2.03	1.44	1.25	1.11
MDUR (yr)	13.29	3.66	2.6	1.92	1.39	1.21	1.08
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	346	149	99	73	36	28	24

Class A-2A to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	13.89	1.69	1.27	1.05	0.89	0.78	0.69
MDUR (yr)	10.81	1.64	1.24	1.03	0.87	0.77	0.69
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	259	40	27	23	20	17	15

Class A-2B to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	22.41	3.69	2.47	2	1.76	1.51	1.31
MDUR (yr)	15.86	3.47	2.37	1.93	1.71	1.47	1.28
First Prin Pay	259	40	27	23	20	17	15
Last Prin Pay	282	50	33	26	23	20	17

Class A-2C to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.46	7.46	4.91	3.15	2.15	1.9	1.7
MDUR (yr)	17.51	6.52	4.49	2.96	2.07	1.84	1.65
First Prin Pay	282	50	33	26	23	20	17
Last Prin Pay	346	149	99	73	32	26	23

Class A-2D to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	28.8	12.38	8.22	6.05	2.75	2.19	1.95
MDUR (yr)	18.2	10.06	7.14	5.45	2.62	2.11	1.88
First Prin Pay	346	149	99	73	32	26	23
Last Prin Pay	346	149	99	73	35	28	24

* Assume 95% of prepayment penalties (which are calculated as 80% of 6 months of interest on the amount prepaid) are collected

Class M-1 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.56	8.2	5.49	4.73	4.4	3.38	2.52
MDUR (yr)	17.13	6.99	4.93	4.33	4.06	3.17	2.41
First Prin Pay	274	49	39	47	36	28	24
Last Prin Pay	346	149	99	73	56	43	31

Class M-2 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.56	8.2	5.48	4.46	4.51	3.48	2.46
MDUR (yr)	17.07	6.98	4.91	4.1	4.16	3.26	2.35
First Prin Pay	274	49	38	43	50	39	28

Last Prin Pay	346	149	99	73	56	43	31

Class M-3 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.56	8.2	5.47	4.37	4.16	3.21	2.31
MDUR (yr)	17.01	6.97	4.9	4.02	3.85	3.03	2.21
First Prin Pay	274	49	38	42	47	37	27
Last Prin Pay	346	149	99	73	56	43	31

Class M-4 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.56	8.2	5.47	4.31	3.95	3.05	2.25
MDUR (yr)	16.73	6.92	4.88	3.95	3.66	2.87	2.15
First Prin Pay	274	49	37	40	43	33	26
Last Prin Pay	346	149	99	73	56	43	31

Class M-5 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.56	8.2	5.46	4.27	3.8	2.93	2.24
MDUR (yr)	16.66	6.91	4.87	3.91	3.53	2.76	2.14
First Prin Pay	274	49	37	39	42	32	25
Last Prin Pay	346	149	99	73	56	43	31

Class M-6 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.56	8.2	5.46	4.25	3.73	2.88	2.19
MDUR (yr)	16.58	6.9	4.86	3.89	3.46	2.72	2.09
First Prin Pay	274	49	37	39	41	31	25
Last Prin Pay	346	149	99	73	56	43	31

* Assume 95% of prepayment penalties (which are calculated as 80% of 6 months of interest on the amount prepaid) are collected

Class B-1 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.56	8.2	5.46	4.22	3.66	2.82	2.19
MDUR (yr)	15.65	6.73	4.78	3.81	3.36	2.64	2.07
First Prin Pay	274	49	37	38	39	30	25
Last Prin Pay	346	149	99	73	56	43	31

Class B-2 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.56	8.2	5.46	4.22	3.61	2.79	2.19
MDUR (yr)	15.48	6.7	4.76	3.8	3.31	2.6	2.07
First Prin Pay	274	49	37	37	38	30	25
Last Prin Pay	346	149	99	73	56	43	31

Class B-3 to Call
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.53	8.11	5.41	4.14	3.54	2.72	2.17
MDUR (yr)	14.71	6.51	4.65	3.69	3.22	2.52	2.04
First Prin Pay	274	49	37	37	38	29	25
Last Prin Pay	346	149	99	73	56	43	31

* Assume 95% of prepayment penalties (which are calculated as 80% of 6 months of interest on the amount prepaid) are collected

Note Sensitivity Tables*

to Maturity

Class A-1A to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	18.73	4.43	3.06	2.22	1.44	1.25	1.11
MDUR (yr)	13.36	3.85	2.78	2.07	1.4	1.21	1.08
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	359	296	224	169	36	28	24

Class A-1B to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	18.73	4.43	3.06	2.22	1.44	1.25	1.11
MDUR (yr)	13.3	3.85	2.77	2.07	1.39	1.21	1.08
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	359	296	224	169	36	28	24

Class A-2A to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	13.89	1.69	1.27	1.05	0.89	0.78	0.69
MDUR (yr)	10.81	1.64	1.24	1.03	0.87	0.77	0.69
First Prin Pay	1	1	1	1	1	1	1
Last Prin Pay	259	40	27	23	20	17	15

Class A-2B to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	22.41	3.69	2.47	2	1.76	1.51	1.31
MDUR (yr)	15.86	3.47	2.37	1.93	1.71	1.47	1.28
First Prin Pay	259	40	27	23	20	17	15
Last Prin Pay	282	50	33	26	23	20	17

Class A-2C to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.47	7.48	4.93	3.16	2.15	1.9	1.7
MDUR (yr)	17.52	6.53	4.5	2.97	2.07	1.84	1.65
First Prin Pay	282	50	33	26	23	20	17
Last Prin Pay	350	160	107	77	32	26	23

Class A-2D to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	29.6	17.14	11.75	8.54	2.75	2.19	1.95
MDUR (yr)	18.49	12.82	9.57	7.34	2.62	2.11	1.88
First Prin Pay	350	160	107	77	32	26	23
Last Prin Pay	360	287	211	155	35	28	24

* Assume 95% of prepayment penalties (which are calculated as 80% of 6 months of interest on the amount prepaid) are collected

Class M-1 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.68	9.02	6.11	5.18	6.48	5.11	4.04
MDUR (yr)	17.18	7.46	5.36	4.68	5.72	4.63	3.74
First Prin Pay	274	49	39	47	36	28	24
Last Prin Pay	359	268	193	144	133	106	86

Class M-2 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.67	8.99	6.07	4.9	4.95	3.85	2.74
MDUR (yr)	17.11	7.44	5.32	4.43	4.51	3.58	2.6
First Prin Pay	274	49	38	43	50	39	28
Last Prin Pay	358	256	182	136	105	83	66

Class M-3 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.67	8.96	6.04	4.78	4.48	3.48	2.54
MDUR (yr)	17.05	7.41	5.3	4.33	4.11	3.26	2.41
First Prin Pay	274	49	38	42	47	37	27
Last Prin Pay	358	242	170	126	97	77	60

Class M-4 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.67	8.92	6.01	4.7	4.25	3.3	2.46
MDUR (yr)	16.77	7.34	5.25	4.25	3.91	3.09	2.34
First Prin Pay	274	49	37	40	43	33	26
Last Prin Pay	357	236	165	122	94	74	58

Class M-5 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.67	8.85	5.95	4.62	4.07	3.15	2.43
MDUR (yr)	16.69	7.29	5.2	4.18	3.75	2.95	2.31
First Prin Pay	274	49	37	39	42	32	25
Last Prin Pay	356	220	151	112	86	68	52

Class M-6 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.66	8.79	5.9	4.57	3.98	3.08	2.36
MDUR (yr)	16.61	7.24	5.16	4.13	3.66	2.89	2.24
First Prin Pay	274	49	37	39	41	31	25
Last Prin Pay	355	209	143	105	81	64	49

* Assume 95% of prepayment penalties (which are calculated as 80% of 6 months of interest on the amount prepaid) are collected

Class B-1 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.65	8.67	5.81	4.47	3.85	2.98	2.32
MDUR (yr)	15.68	7	5.01	4	3.51	2.77	2.19
First Prin Pay	274	49	37	38	39	30	25
Last Prin Pay	354	199	136	100	77	60	46

Class B-2 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.61	8.45	5.65	4.34	3.71	2.88	2.26
MDUR (yr)	15.49	6.85	4.89	3.89	3.39	2.68	2.14
First Prin Pay	274	49	37	37	38	30	25
Last Prin Pay	351	175	118	86	66	52	38

Class B-3 to Mat
Prepay Speed	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC	175% PPC
WAL (yr)	26.54	8.13	5.43	4.16	3.55	2.73	2.18
MDUR (yr)	14.71	6.53	4.67	3.7	3.23	2.53	2.05
First Prin Pay	274	49	37	37	38	29	25
Last Prin Pay	348	157	106	77	59	46	34

* Assume 95% of prepayment penalties (which are calculated as 80% of 6 months of interest on the amount prepaid) are collected

Group II Senior Notes Available Funds Cap Rate Schedule

	Available Funds	Available Funds		Available Funds	Available Funds
Payment Date	Cap (%)(1)(2)	Cap (%)(1)(3)	Payment Date	Cap (%)(1)(2)	Cap (%)(1)(3)
1	N/A	N/A	38	8.57	10.27
2	5.13	9.00	39	8.33	10.19
3	6.64	9.00	40	8.33	10.19
4	6.64	9.00	41	8.60	10.56
5	6.88	9.00	42	8.32	10.76
6	6.68	9.00	43	8.59	11.11
7	6.92	9.00	44	8.31	10.75
8	6.72	9.00	45	8.30	10.96
9	6.74	9.00	46	9.19	11.50
10	7.49	9.00	47	8.30	10.97
11	6.69	9.00	48	8.57	11.39
12	6.92	9.00	49	8.14	10.87
13	6.70	9.00	50	8.40	11.23
14	6.93	9.00	51	8.13	10.89
15	6.71	9.00	52	8.12	10.89
16	6.71	9.00	53	8.39	11.26
17	6.94	9.00	54	8.11	10.93
18	6.72	9.00	55	8.38	11.29
19	6.96	9.00	56	8.10	10.92
20	6.74	9.00	57	8.10	10.94
21	6.74	9.00	58	8.96	11.50
22	7.48	9.00	59	8.09	10.94
23	6.80	9.00	60	8.36	11.31
24	8.26	9.00	61	8.08	10.94
25	7.99	9.00	62	8.35	11.31
26	8.27	9.00	63	8.07	10.94
27	8.49	9.00	64	8.07	10.93
28	8.50	9.00	65	8.33	11.28
29	8.80	9.09	66	8.07	10.91
30	8.53	9.32	67	8.34	11.27
31	8.56	9.37	68	8.08	10.91
32	8.29	9.07	69	8.09	10.91
33	8.30	9.27	70	8.96	11.50
34	8.89	9.91	71	8.10	10.91
35	8.36	9.33	72	8.38	11.28
36	8.73	10.27	73	8.12	10.91
37	8.47	9.95

(1)

Available Funds Cap means, as to any Payment Date, a per annum rate equal to (i) the quotient of (a) the sum of the interest funds for the Mortgage Loans divided by (b) the aggregate principal amount of the Notes as of the beginning of the related Interest Accrual Period, multiplied by (ii) 360 divided by the actual number of days in the related Accrual Period.  Subject to the Fixed Rate Cap of 11.50%.

(2)

Assumes no losses, Pricing Prepayment Speed, 10% cleanup Call and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 3.090%, 3.490% and 3.353% respectively.

(3)

Assumes no losses, Pricing Prepayment Speed, 10% cleanup Call, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant 3.090%, 3.490% and 3.353 respectively, for the first Payment Dates and all increase to 20.00% after the first Payment Date.  The values indicated include proceeds from the related Yield Maintenance Agreement, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

Subordinate Available Funds Cap Rate Schedule

	Available Funds	Available Funds		Available Funds	Available Funds
Payment Date	Cap (%)(1)(2)	Cap (%)(1)(3)	Payment Date	Cap (%)(1)(2)	Cap (%)(1)(3)
1	N/A	N/A	38	8.57	10.27
2	5.13	9.00	39	8.33	10.19
3	6.64	9.00	40	8.33	10.19
4	6.64	9.00	41	8.60	10.56
5	6.88	9.00	42	8.32	10.76
6	6.68	9.00	43	8.59	11.11
7	6.92	9.00	44	8.31	10.75
8	6.72	9.00	45	8.30	10.96
9	6.74	9.00	46	9.19	11.50
10	7.49	9.00	47	8.30	10.97
11	6.69	9.00	48	8.57	11.39
12	6.92	9.00	49	8.14	10.87
13	6.70	9.00	50	8.40	11.23
14	6.93	9.00	51	8.13	10.89
15	6.71	9.00	52	8.12	10.89
16	6.71	9.00	53	8.39	11.26
17	6.94	9.00	54	8.11	10.93
18	6.72	9.00	55	8.38	11.29
19	6.96	9.00	56	8.10	10.92
20	6.74	9.00	57	8.10	10.94
21	6.74	9.00	58	8.96	11.50
22	7.48	9.00	59	8.09	10.94
23	6.80	9.00	60	8.36	11.31
24	8.26	9.00	61	8.08	10.94
25	7.99	9.00	62	8.35	11.31
26	8.27	9.00	63	8.07	10.94
27	8.49	9.00	64	8.07	10.93
28	8.50	9.00	65	8.33	11.28
29	8.80	9.09	66	8.07	10.91
30	8.53	9.32	67	8.34	11.27
31	8.56	9.37	68	8.08	10.91
32	8.29	9.07	69	8.09	10.91
33	8.30	9.27	70	8.96	11.50
34	8.89	9.91	71	8.10	10.91
35	8.36	9.33	72	8.38	11.28
36	8.73	10.27	73	8.12	10.91
37	8.47	9.95

(1)

Available Funds Cap means, as to any Payment Date, a per annum rate equal to (i) the quotient of (a) the sum of the interest funds for the Mortgage Loans divided by (b) the aggregate principal amount of the Notes as of the beginning of the related Interest Accrual Period, multiplied by (ii) 360 divided by the actual number of days in the related Accrual Period.  Subject to the Fixed Rate Cap of 11.50%.

(2)

Assumes no losses, Pricing Prepayment Speed, 10% cleanup Call and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant at 3.090%, 3.490% and 3.353% respectively.

(3)

Assumes no losses, Pricing Prepayment Speed, 10% cleanup Call, and 1 month LIBOR, 6 month LIBOR and 1 year CMT remain constant 3.090%, 3.490% and 3.353 respectively, for the first Payment Dates and all increase to 20.00% after the first Payment Date.  The values indicated include proceeds from the related Yield Maintenance Agreement, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

Group II Senior Yield Maintenance Agreement Schedule

Period	Notional Balance ($)	Strike Price (%)	Ceiling (%)
1	N/A	N/A	N/A
2	381,892,078.18	4.99	8.86
3	377,941,569.07	6.50	8.86
4	372,505,331.38	6.50	8.86
5	364,796,772.08	6.71	8.86
6	356,210,494.12	6.48	8.86
7	346,860,353.38	6.70	8.86
8	336,684,408.62	6.47	8.86
9	325,796,411.87	6.46	8.86
10	314,220,397.04	7.18	8.86
11	302,443,317.05	6.34	8.86
12	291,083,448.59	6.57	8.86
13	279,796,095.64	6.34	8.86
14	268,616,176.70	6.57	8.86
15	257,546,243.67	6.35	8.86
16	246,796,220.20	6.35	8.86
17	236,356,824.67	6.57	8.86
18	226,219,045.59	6.35	8.86
19	216,374,133.70	6.58	8.86
20	206,794,863.71	6.35	8.86
21	197,466,362.39	6.35	8.86
22	187,850,839.78	7.09	8.86
23	172,300,766.88	6.41	8.86
24	157,595,759.32	8.29	8.86
25	143,768,175.49	7.98	8.86
26	128,461,173.95	8.26	8.86
27	114,442,645.18	8.63	8.86
28	105,006,601.41	8.63	8.86
29	0.00	8.86	8.86

Subordinate Notes Yield Maintenance Agreement Schedule

Period	Notional Balance ($)	Strike Price (%)	Ceiling (%)
1	N/A	N/A	N/A
2	212,660,000.00	4.46	8.33
3	212,660,000.00	5.97	8.33
4	212,660,000.00	5.97	8.33
5	212,660,000.00	6.19	8.33
6	212,660,000.00	5.97	8.33
7	212,660,000.00	6.19	8.33
8	212,660,000.00	5.97	8.33
9	212,660,000.00	5.98	8.33
10	212,660,000.00	6.69	8.33
11	212,660,000.00	5.88	8.33
12	212,660,000.00	6.10	8.33
13	212,660,000.00	5.89	8.33
14	212,660,000.00	6.11	8.33
15	212,660,000.00	5.89	8.33
16	212,660,000.00	5.90	8.33
17	212,660,000.00	6.12	8.33
18	212,660,000.00	5.90	8.33
19	212,660,000.00	6.13	8.33
20	212,660,000.00	5.91	8.33
21	212,660,000.00	5.91	8.33
22	212,660,000.00	6.63	8.33
23	212,660,000.00	5.98	8.33
24	212,660,000.00	7.78	8.33
25	212,660,000.00	7.50	8.33
26	212,660,000.00	7.77	8.33
27	212,660,000.00	8.11	8.33
28	212,660,000.00	8.11	8.33
29	0.00	8.33	8.33

Excess Spread (1,2)

Period	FWD 1ML%	FWD 6ML%	1Yr CMT%	STATIC LIBOR (bps)	FORWARD LIBOR (bps)	Period	FWD 1ML%	FWD 6ML%	1Yr CMT%	STATIC LIBOR (bps)	FORWARD LIBOR (bps)
1	3.090	3.490	3.353	N/A	N/A	38	4.451	4.505	3.939	4.80	4.26
2	3.282	3.617	3.368	N/A	N/A	39	4.456	4.511	3.957	4.72	4.14
3	3.412	3.717	3.431	N/A	N/A	40	4.461	4.516	3.975	4.72	4.14
4	3.521	3.809	3.474	3.53	3.08	41	4.466	4.522	3.993	4.84	4.30
5	3.649	3.880	3.509	3.67	3.11	42	4.471	4.529	4.011	4.73	4.17
6	3.836	3.941	3.541	3.59	2.82	43	4.477	4.536	4.029	4.84	4.32
7	3.843	3.981	3.577	3.74	2.99	44	4.483	4.544	4.047	4.73	4.15
8	3.870	4.026	3.618	3.66	2.86	45	4.489	4.553	4.065	4.72	4.15
9	3.955	4.071	3.667	3.70	2.81	46	4.497	4.562	4.082	5.06	4.62
10	3.942	4.106	3.723	4.06	3.27	47	4.505	4.572	4.100	4.72	4.13
11	4.007	4.147	3.784	3.66	2.72	48	4.514	4.583	4.116	4.83	4.31
12	4.071	4.181	3.848	3.77	2.81	49	4.524	4.594	4.132	4.57	3.98
13	4.109	4.206	3.907	3.67	2.64	50	4.534	4.605	4.147	4.68	4.13
14	4.138	4.226	3.958	3.78	2.76	51	4.545	4.617	4.161	4.56	3.97
15	4.163	4.245	3.998	3.67	2.58	52	4.556	4.629	4.173	4.56	3.95
16	4.184	4.261	4.027	3.66	2.56	53	4.567	4.641	4.185	4.67	4.10
17	4.202	4.275	4.044	3.77	2.69	54	4.578	4.654	4.196	4.56	3.96
18	4.218	4.289	4.052	3.66	2.52	55	4.590	4.668	4.206	4.67	4.10
19	4.232	4.303	4.050	3.77	2.66	56	4.603	4.682	4.215	4.55	3.92
20	4.245	4.318	4.039	3.65	2.49	57	4.616	4.696	4.223	4.55	3.92
21	4.258	4.333	4.020	3.67	2.50	58	4.629	4.711	4.230	4.88	4.38
22	4.271	4.349	3.996	4.26	3.19	59	4.643	4.725	4.237	4.54	3.88
23	4.285	4.365	3.969	3.95	2.78	60	4.658	4.740	4.243	4.65	4.06
24	4.301	4.381	3.940	4.84	4.08	61	4.673	4.754	4.250	4.53	3.88
25	4.318	4.396	3.913	4.81	3.99	62	4.687	4.767	4.256	4.64	4.02
26	4.335	4.410	3.890	4.89	4.09	63	4.701	4.779	4.263	4.52	3.85
27	4.351	4.423	3.872	5.07	4.37	64	4.715	4.791	4.269	4.51	3.83
28	4.365	4.435	3.858	5.06	4.35	65	4.727	4.802	4.276	4.62	3.97
29	4.378	4.446	3.850	5.16	4.49	66	4.739	4.812	4.282	4.51	3.83
30	4.391	4.456	3.846	5.02	4.41	67	4.750	4.821	4.289	4.62	3.99
31	4.402	4.464	3.846	4.88	4.30	68	4.761	4.829	4.296	4.51	3.81
32	4.412	4.472	3.851	4.76	4.13	69	4.770	4.837	4.303	4.51	3.81
33	4.421	4.479	3.860	4.75	4.17	70	4.779	4.844	4.310	4.85	4.30
34	4.429	4.484	3.872	4.97	4.47	71	4.786	4.850	4.318	4.51	3.80
35	4.435	4.490	3.887	4.74	4.16	72	4.793	4.856	4.326	4.63	3.98
36	4.441	4.495	3.903	4.86	4.36	73	4.799	4.863	4.334	4.52	3.81
37	4.446	4.500	3.921	4.75	4.20	74	4.805	4.869	4.343	N/A	N/A

(1)

Assumes the Pricing Prepayment Speed.

(2)

Calculated as (a) interest collections on the collateral (net of the trust administrations, master servicing and servicing fees) plus Pledged Prepayment Penalty Cashflow, less total interest on the Offered Notes divided by (b) collateral balance as of the beginning period and multiplied by 360 and divided by the actual number of days in the related Accrual Period.

BREAKEVEN LOSSES

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward LIBOR, and at varying loss severity percentages.  Other assumptions include: (1) prepayment speed is 100% PPC, (2) 12 month lag from default to loss, and (3) triggers and sequential trigger fail (i.e., no stepdown):

		STATIC LIBOR		FORWARD LIBOR
CLASS	RATING (M/S&P/F)	CDR BREAK	CUM LOSS	CDR BREAK	CUM LOSS
M-1	Aa1/AA+/AA+	33.08%	22.55%	31.00%	21.68%
M-2	Aa2/AA/AA	24.53	18.64	22.66	17.67
M-3	Aa3/AA-/AA	21.93	17.27	20.11	16.25
M-4	A1/A+/A+	17.13	14.46	15.44	13.38
M-5	A2/A/A	15.06	13.12	13.41	12.00
M-6	A3/A-/A	13.57	12.10	11.96	10.96
B-1	Baa1/BBB+/BBB+	11.03	10.26	9.49	9.06
B-2	Baa2/BBB/BBB	9.88	9.37	8.36	8.14
B-3	Baa3/BBB-/BBB-	8.85	8.54	7.45	7.37

CSFB Contacts

	NAME	PHONE EXTENSION
Asset Finance:	Brendan Keane	212-325-6459
	John Herbert	212-325-2412
	Kenny Rosenberg	212-325-3587
	Ryan Stroker	212-325-0391
	Carrina Chan – Structuring	212-325-2384
	Moses Kimanzi – Collateral	212-325-9081

Asset Backed Syndication:	Tricia Hazelwood	212-325-8549
	James Drvostep	212-325-8549
	Melissa Simmons	212-325-8549
	Garrett Smith	212-325-8549

Rating Agency Contacts

	NAME	PHONE EXTENSION
Moodys:	Michael Zocolli	212-553-1012
S&P:	Waqas Shaikh	212-438-6318
Fitch:	Natasha Hanson	212-908-0272